                                                             FILE NOS. 333-20899
                                                                       811-08041

AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 2005
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       POST-EFFECTIVE AMENDMENT NO. 10 [X]

                                       AND

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                              AMENDMENT NO. 11 [X]

                              ATLAS INSURANCE TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                794 DAVIS STREET
                          SAN LEANDRO, CALIFORNIA 94577
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (510) 297-7444

                                 W. LAWRENCE KEY
                              ATLAS INSURANCE TRUST
                                794 DAVIS STREET
                          SAN LEANDRO, CALIFORNIA 94577
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   Copies to:

  GREGORY T. PUSCH, ESQ.                         LEZLIE IANNONE
  PAUL, HASTINGS, JANOFSKY & WALKER LLP          ATLAS INSURANCT TRUST
  55 SECOND, TWENTY-FOURTH FLOOR                 794 DAVIS STREET
  SAN FRANCISCO, CALIFORNIA 94105                SAN LEANDRO, CALIFORNIA 94577

                                  ------------

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

/ /  IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b)

/X/  ON April 30, 2005 PURSUANT TO PARAGRAPH (b)

/ /  60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1)

/ /  ON (DATE) PURSUANT TO PARAGRAPH (a) (1)

/ /  75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(2)

/ /  ON (DATE) PURSUANT TO PARAGRAPH (a)(2)

                              ATLAS INSURANCE TRUST

                         ATLAS BALANCED GROWTH PORTFOLIO
                           PROSPECTUS - APRIL 30, 2005

Table Of Contents


                                                                                PAGE
Risk/Return Summary                                                               2

The Underlying Atlas Funds                                                        5

Other Investment Strategies And Risks                                             9

Fund Management and Distribution                                                 10

Other Portfolio Information                                                      11

Financial Highlights                                                             14


[ATLAS (R) LOGO]

              The annuities you want from the people you trust.(R)

              NOT FDIC INSURED - NOT A DEPOSIT - NO BANK GUARANTEE
          MAY LOSE VALUE - NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Atlas Insurance Trust (the "Trust"), like all mutual funds, is registered with the Securities and Exchange Commission (SEC). However, the SEC does not guarantee that the information in this prospectus is accurate or complete, nor has it endorsed the Trust. It is against the law for anyone to state otherwise.

RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE


     The Atlas Balanced Growth Portfolio seeks long-term growth of capital and moderate current income. The portfolio is designed to provide broad diversification among equity, fixed income, and money market securities. It is suitable for investors who are seeking a reasonable level of stock market exposure, but are not comfortable with the risk of more aggressive investments. The investment objective of this portfolio is fundamental and cannot be changed without the approval of the majority of its shareholders.


STRATEGY

     The portfolio will allocate its assets among the Atlas mutual funds. The amounts allocated to each fund may vary within the following ranges:

                                    INVESTMENT RANGE
ATLAS FUND                         FOR THE PORTFOLIO

Balanced                                        0-40%
Emerging Growth                                 0-40%
Global Growth                                   0-40%
Growth Opportunities                            0-40%
S&P 500 Index                                   0-40%
Strategic Growth                                0-40%
Value                                           0-40%
American Enterprise Bond                        0-25%
Strategic Income                                0-25%
U.S. Government and Mortgage Securities         0-25%
Money Market                                    0-25%
U.S. Treasury Money                             0-25%


     The portfolio will target a balanced growth allocation of approximately 60% stocks, 30% bonds, and 10% cash and money market securities. The allocation may be adjusted for Atlas Advisers' outlook for the economy, financial markets, and the market values of the underlying funds. Under normal market conditions, 40 to 80% of assets will be invested in stocks, 10 to 40% in bonds, and 0 to 20% in cash and money market securities.


     Investments in the underlying funds do not necessarily correspond with a particular type of security. Atlas stock funds may invest some of their assets in bonds, and all of the funds may invest in money market securities. Therefore, a 50% allocation of assets to the stock funds would probably result in less than a 50% exposure to the stock market.

RISKS

     The portfolio's share price will fluctuate with changing market conditions, as will the share prices of the underlying funds. Since the portfolio's price will vary, you could lose money on your investment.

     The risks are generally the same as for other mutual funds:

- MARKET RISK: The market value of stocks will fluctuate with changing market and economic conditions and developments related to specific companies.

- INTEREST RATE RISK: The market value of fixed income securities can generally be expected to vary inversely with changes in interest rates.

- CREDIT RISK: Debt securities held by the underlying funds could default or have their credit ratings lowered, potentially reducing a fund's share price and income. The risk is greater for high-yield ("junk") bonds, whose issuers are more vulnerable to business and economic changes, such as a recession, that might impair their ability to make timely interest and principal payments.

- PREPAYMENT RISK: For mortgage-backed securities, there is the risk that homeowners will accelerate principal payments on mortgages when interest rates are falling. Funds investing in mortgage-backed securities may be forced to reinvest prepayments in lower yielding securities. Also prepayments may result in reducing the value of mortgage securities that were originally purchased at a price above par.

- CURRENCY RISK: Stocks issued abroad are usually denominated in foreign currencies, which may fluctuate against the U.S. dollar. The share price of funds that hold these securities will also vary.

     The portfolio will normally have the greatest exposure to market risk because of the expected higher allocations to those underlying Atlas Funds that invest primarily in stocks. It will have lower exposure to interest rate risk because of the smaller allocation to bonds and cash.

     A portion of the assets may also be exposed to the risks of foreign investing, including currency risk. Some of the underlying funds can invest in emerging market countries, which are less stable than the U.S. and other mature economies. Investments in these countries are subject to more risk and price volatility than investments in more developed markets.

BENEFITS OF DIVERSIFICATION

     The portfolio offers a professionally managed allocation of assets among a broad range of underlying Atlas Funds. By investing in a variety of underlying funds, the portfolio's performance could benefit from the diversified returns of many types of securities.

     The portfolio invests in Atlas Funds holding domestic and foreign stocks, small-, mid- and large-cap stocks, and growth and value stocks. To a lesser extent, the portfolio invests in funds holding high-quality domestic and foreign corporate and government bonds, high-yield bonds and convertible securities.

     The theory of diversification is that investors can reduce their overall risk by spreading assets among a variety of investments. Each type of investment responds differently to changes in the economy and the marketplace. A decline in one investment can be balanced by other investments that are stable or rising. Therefore, a major benefit of the portfolio is the potential for attractive long-term returns with reduced volatility.

     On the other hand, the portfolio's strategy of investing in other mutual funds results in greater expenses than you would incur if you invested in the underlying funds directly. However, the underlying funds are not available in variable annuity contracts.

     If you seek broad diversification in a single investment and a reasonable level of stock market exposure, the Atlas Balanced Growth Portfolio could be an appropriate part of your overall investment strategy.

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PAST PERFORMANCE

The following information shows how total return has varied over time. Performance does not reflect insurance company charges, and, if they were included, returns would have been lower. Past performance is no guarantee of future results.

Year-By-Year Total Return - As Of 12/31 Each Year (%)

[CHART]

1999          29.4
2000          -3.0
2001          -8.1
2002         -16.4
2003          22.4
2004         10.17


Best Quarter:             Q4 '99               23.86%
Worst Quarter:            Q3 '01              -12.60%


Average Annual Total Return - As Of 12/31/04


                                          INCEPTION
                    1 YEAR      5 YEARS   (9/30/97)
---------------------------------------------------
Portfolio               10.17%     0.09%       5.22%

Lehman Brothers
Aggregate
Bond Index(1)            4.33%     7.70%       6.76%

S&P 500 Index(1)        10.87%    -2.29%       5.01%


(1)  Reflects no deduction for fees, expenses or taxes.

For current performance call 1-800-933-ATLAS.

EXPENSES


     These are the fees and expenses you may pay as a portfolio investor. Atlas Advisers has agreed to waive fees and reimburse fund expenses to keep the portfolio's net operating expenses at or below 0.50% through April 29, 2006.


TRANSACTION FEES (paid from your investment)

   Maximum sales charge on purchases          NONE
   Maximum deferred sales charge              NONE
   Redemption fee                             NONE
   Exchange fee                               NONE

ANNUAL OPERATING EXPENSES (deducted from fund assets)


   Management fee                                0.25%
   Distribution fee                              0.00%
   Other expenses                                0.50%
TOTAL ANNUAL OPERATING EXPENSES                  0.75%
   Expense Reduction                             0.25%
NET OPERATING EXPENSES*                          0.50%



* In addition, this portfolio pays a portion of the expenses of the underlying Atlas Funds which make up its portfolio. The amount of these expenses changes depending on the make up of the portfolio at any particular time. For the year ended December 31, 2004, the amount of these imputed expenses was 1.18% of average net assets (ranging from a low of 0.01% for the Money Market Fund to a high of 0.23% for the Value Fund).


     EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, except that the expense reduction reflected in the fee table above is in effect for the one year time period only, and that you hold your shares for the following periods. Actual costs may be higher or lower.


        1 Year      3 Years    5 Years    10 Years
     ---------------------------------------------------
        $   51      $   215     $  392     $  907

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THE UNDERLYING ATLAS FUNDS

     The objectives, strategies, and risks of the underlying Atlas Funds are described below.

BALANCED FUND

- INVESTMENT OBJECTIVE: The fund seeks long-term growth and current income. Capital preservation is an additional goal.

- STRATEGY: The fund invests approximately 60% of its assets in stocks, and 40% of its assets in U.S. government securities and investment grade bonds. While this ratio may vary, at least 25% of the fund's assets will be invested in stocks and at least 25% in bonds at all times.


For the equity portion of the portfolio, the fund invests primarily in mid-capitalization stocks that the fund manager determines are value stocks. Mid-capitalization companies are those with market capitalizations similar to those of companies in the Russell Midcap Index(R). The fund manager applies quantitative and statistical methods to analyze the relative quality and value of stocks and selects those that it believes to be relatively underpriced compared to the rest of the market. The fund does not invest in companies that manufacture tobacco products.


- RISKS: The fund is subject to market risk and interest rate risk. Over the long term, share price is expected to fluctuate less than funds that invest only in stocks.

The fund also invests in U.S. Government Securities. Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Government. Obligations issued by the Government National Mortgage Association are guaranteed by the U.S. Government. Obligations issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are neither issued nor guaranteed by the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to these issuers

From time to time value stocks are out of favor with investors, and they may remain so for extended periods.

EMERGING GROWTH FUND

- INVESTMENT OBJECTIVE: The fund seeks long-term growth exclusively, with no intent to provide current income.

- STRATEGY: The fund invests primarily in stocks of small (market capitalization of less than $2.5 billion), growth-oriented companies in the U.S. that are beyond their start-up periods but are not yet well-established. Fund managers look for businesses with superior and sustainable revenue and earnings growth, favorable prospects for increasing demand, and leadership potential in their market sectors. Often these companies are developing new products or entering new markets.

- RISKS: The fund is subject to market risk and the special risks associated with investing in small companies.

GLOBAL GROWTH FUND

- INVESTMENT OBJECTIVE: The fund seeks long-term growth exclusively, with no intent to provide current income.

- STRATEGY: The fund invests primarily in growth-oriented stocks of domestic and foreign companies, without regard to market capitalization. It usually invests a substantial portion of assets in the U.S. and developed markets in western Europe. Fund managers use a "global theme" approach to selecting investments, and they currently believe the following areas offer the most promise for long-term growth: mass affluence, new technologies, corporate restructuring, and aging of the population.

- RISKS: The fund is subject to market risk and the special risks associated with foreign investing. Over the long term, share price is expected to fluctuate less than funds that invest only in foreign securities.

GROWTH OPPORTUNITIES FUND

- INVESTMENT OBJECTIVE: The fund seeks long-term capital appreciation without any consideration for current income.

- STRATEGY: The fund invests primarily in growth-oriented and dividend-paying stocks of large, well-known U.S. companies. It also invests in convertible securities and may invest in bonds. Unlike many funds that follow a single investment style, the fund selects a combination of growth stocks, believed to have superior earnings prospects, and value stocks that trade at attractive prices.

- RISKS: The fund is subject to market risk and some interest rate risk. Over the long term, share price is expected to fluctuate less than funds that invest primarily in small companies or foreign securities.


S&P 500 INDEX FUND


- INVESTMENT OBJECTIVE: The fund seeks long-term growth by investing in the stocks that comprise the S&P 500 Composite Stock Price Index (S&P 500).

- STRATEGY: The fund attempts to match as closely as possible, before fees and expenses, the risk and return of the S&P 500, which emphasizes stocks of large U.S. companies. The fund invests all of its assets in a separate mutual fund (Master Portfolio), which has the same objective as the fund. The Master Portfolio holds stocks of each of the companies that comprise the S&P 500, and seeks to invest in these securities in proportions that match the relative values of each company's shares in the index.

- RISKS: The fund is subject to market risk. Over the long term, share price is expected to fluctuate more than funds that balance investments between stocks and bonds, but less than funds that invest primarily in small companies or foreign securities.

STRATEGIC GROWTH FUND

- INVESTMENT OBJECTIVE: The fund seeks long-term growth exclusively, with no intent to provide current income.

- STRATEGY: The fund invests primarily in stocks of medium to large, growth-oriented U.S. companies. Its stock selection strategy focuses on businesses that appear to have a combination of superior revenue and earnings prospects. Fund managers look for companies with favorable earnings momentum believed to be sustainable over time.

- RISKS: The fund is subject to market risk. Over the long-term, share price is expected to fluctuate less than funds that invest primarily in small companies or foreign securities.

VALUE FUND

- INVESTMENT OBJECTIVE: The fund seeks long-term growth and some income.

- STRATEGY: The fund invests primarily in value stocks issued by large U.S. companies with market capitalizations similar to companies in the S&P 500 Index. The fund manager uses fundamental research, computer models and proprietary valuation methods to select investments and manage the fund. Stocks are considered undervalued when their intrinsic worth, based on measures such as the price-to-earnings ratio, dividend income, and earnings power, is not reflected in their market price. The fund manager may sell stocks when they no longer appear to be undervalued or exhibit deteriorating fundamentals.

- RISKS: The fund is subject to market risk. Over the long term, share price is expected to fluctuate more than an index based fund.

AMERICAN ENTERPRISE BOND FUND

- INVESTMENT OBJECTIVE: The fund seeks to provide current income. Capital preservation is an additional goal.

- STRATEGY: The fund invests in a broad range of debt securities issued by U.S. and foreign corporations as well as by U.S. and foreign governments and government agencies, which will, in the opinion of its managers, offer the best opportunity to produce current income. They manage this fund without targeting a specific weighted average maturity, but vary the portfolio's maturity based upon their assessment of the long-term direction of interest rates. The fund may invest up to 15% of its assets in securities rated below investment grade (sometimes referred to as "junk bonds").

- RISKS: The fund is subject to interest rate risk and the special risks associated with foreign investing and junk bonds.

Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Government. Obligations issued by the Government National Mortgage Association are guaranteed by the U.S. Government. Obligations issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are neither issued nor guaranteed by the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to these issuers.

STRATEGIC INCOME FUND

- INVESTMENT OBJECTIVE: The fund seeks high current income consistent with capital preservation.

- STRATEGY: The fund allocates its investments among three broad sectors of the bond market: U.S. Government Securities, foreign fixed income debt, and high-yield, lower-rated bonds of U.S. companies ("junk bonds"). It seeks to manage risk by investing in all three sectors and by varying the amount in each in order to take advantage of changing market conditions. Assets within each sector are also broadly diversified.

- RISKS: The fund is subject to interest rate risk and the special risks associated with foreign investing and junk bonds.

Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Government. Obligations issued by the Government National Mortgage Association are guaranteed by the U.S. Government. Obligations issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are neither issued nor guaranteed by the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to these issuers.

U.S. GOVERNMENT AND MORTGAGE SECURITIES FUND

- INVESTMENT OBJECTIVE: The fund seeks high current income with capital preservation.

- STRATEGY: The fund invests primarily in mortgage-backed securities issued by the following U.S. Government agencies: the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). In attempting to maintain a consistently high yield, fund managers select securities they believe are less likely than others to be paid off ahead of schedule.

- RISKS: The fund is subject to interest rate and prepayment risk.


Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Government. Obligations issued by the Government National Mortgage Association are guaranteed by the U.S. Government. Obligations issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are neither issued nor guaranteed by the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to these issuers.


MONEY MARKET FUND

- INVESTMENT OBJECTIVE: The fund seeks current income with maximum safety, liquidity, and stability of principal.

- STRATEGY: The fund invests in high quality, U.S. dollar denominated money market securities including commercial paper, certificates of deposit and bankers' acceptances. It invests exclusively in securities with the two highest quality ratings for short term money market securities with no less than 95% in the highest grade.

- RISKS: The fund is subject to interest rate risk.

Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Government.

U.S. TREASURY MONEY FUND

- INVESTMENT OBJECTIVE: The fund seeks current income with maximum safety, liquidity, and stability of principal.

- STRATEGY: The fund invests solely in short-term Treasury securities guaranteed by the full faith and credit of the U.S. Government. Fund managers select issues with varying maturities, based on the outlook for interest rates.

- RISKS: The fund is subject to interest rate risk.

OTHER INVESTMENT STRATEGIES AND RISKS

     MORTGAGE-BACKED SECURITIES: The U.S. GOVERNMENT AND MORTGAGE SECURITIES FUND invests primarily in mortgage-backed securities, which are secured by a pool of mortgage loans. Principal and interest on the underlying mortgages are passed through as monthly payments. In addition, there may be prepayment of principal if the underlying property is refinanced, sold, or foreclosed.

     OPTIONS AND FUTURES: Options and futures are types of derivative investments. Each of the underlying funds except the MONEY MARKET FUND and U.S. TREASURY MONEY FUND may buy and sell options, futures contracts, and options on futures contracts. Fund managers use these instruments to hedge investments against changes in value, to manage cash flow, to attempt to increase income, or as a temporary substitute for the purchase or sale of actual securities. The funds will not engage in these transactions for speculation. Use of these strategies may be limited by market conditions, regulatory limits, and tax considerations, and there can be no assurance that they will succeed.

     Options and futures strategies involve risks and transaction costs. Any fund using these strategies may be left in a worse position if the manager's prediction of price changes in the underlying instruments is inaccurate.

     OTHER DERIVATIVE INVESTMENTS: The STRATEGIC INCOME FUND and the EMERGING GROWTH FUND may invest in several other types of derivatives, including, in the case of the Strategic Income Fund, credit default swap contracts ("CDS contracts"). CDS contracts and other types of derivatives may be used for hedging purposes, or because they offer the potential for increased income and principal value. In general, the performance of a derivative is linked to the performance of another investment, such as an equity security, an index, or one or more currencies. Use of derivatives may cause a fund to realize less income than expected and to lose money.

     JUNK BONDS: The AMERICAN ENTERPRISE BOND FUND and STRATEGIC INCOME FUND may invest in "junk bonds," which are securities rated "Ba" and below by Moody's Investors Services, Inc., or "BB" and below by Standard and Poor's. They may be rated as low as "C" or "D" and may be in default at the time of purchase.

     Junk bonds are riskier than investment grade bonds. There also may be less of a market for junk bonds, and they may be harder to sell at an acceptable price. The fund may not achieve the expected income from lower-rated securities, and its net asset value may be affected by declines in their value.

     SMALL COMPANIES: The EMERGING GROWTH FUND invests primarily in the stocks of smaller companies that usually have more limited product lines, markets, and financial resources than larger companies. Their stocks may trade less frequently and in more limited volume. As a result, this fund's share price may fluctuate more than funds that invest in larger companies.


     FOREIGN SECURITIES: The GLOBAL GROWTH FUND invests substantially in foreign stocks. The AMERICAN ENTERPRISE BOND FUND and STRATEGIC INCOME FUND may invest in foreign fixed income debt. Foreign securities markets, especially those in emerging countries, can be more volatile than the U.S. market, exposing investors to greater risk of loss. Securities issued abroad are usually denominated in foreign currencies, which may fluctuate against the U.S. dollar, causing the funds' share prices to fluctuate.


     DEFENSIVE INVESTMENTS: At times, pursuing a fund's basic investment strategy may not be in the best interests of its shareholders because of market conditions. As a temporary defensive strategy, all of the funds may invest up to 100% of their assets in short-term debt securities or money market instruments.

     PORTFOLIO TURNOVER: All the funds will sell securities when the managers believe it is appropriate, regardless of how long the securities were owned. Buying and selling securities involves expenses, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher a fund's annual portfolio turnover, the greater its brokerage costs.

     Annual portfolio turnover of 100% or more is considered high. The portfolio turnover rate for each of the underlying funds varies widely from year to year, and may exceed 100% in some years. The portfolio's turnover rate will also vary based on the size and frequency of allocation adjustments made by Atlas Advisers. (See "Financial Highlights" for the portfolio's historical turnover rate.)

PORTFOLIO HOLDINGS

   A description of the Trust's policies and procedures regarding the disclosure of the portfolio's securities is available in the Trust's SAI.

FUND MANAGEMENT AND DISTRIBUTION


     Atlas Advisers, located at 794 Davis Street, San Leandro, California 94577, provides portfolio management services to the Balanced Growth Portfolio. An Investment Committee, which has been primarily responsible for the day-to-day management of the portfolio since September 1997, is comprised of Lawrence Key, Gene Johnson, Lezlie Iannone, Matthew Sadler, Bradley Mobley and Mary Jane Fross. This Committee determines allocation among the eligible Atlas Funds. Mr. Key is President and Chief Operating Officer of Atlas Funds and has been employed by Atlas for more than five years. Mr. Johnson is Vice President and Treasurer of Atlas Funds and has been employed by Atlas for more than five years. Ms. Iannone is Senior Vice President and Secretary of Atlas Funds and has been employed by Atlas for more than five years. Mr. Sadler is Senior Vice President of Atlas Advisers. Prior to joining Atlas in 2003, he was President and CEO of Quintara Capital Management from 2001 to 2003, President and CEO of uMogul Inc. from 2000 to 2001 and Senior Vice President of Fidelity Investments from 1997 to 2000. Mr. Mobley is a Business/Financial Analyst with Atlas Advisers and has been employed with Atlas Advisers for more than five years. Ms. Fross is Vice President and Treasurer/Controller of Atlas Advisers and has been employed by Atlas Advisers for the past five years.


     Atlas Advisers also supervises provision of similar services to the other Atlas Funds by professional investment management firms which in this case are called "sub-advisers." The sub-adviser to the Money Market Fund and the U.S. Treasury Money Fund is Boston Safe Advisors, Inc., located at 200 Park Avenue, New York, New York, 10166. The sub-adviser to the Global Growth Fund, the Growth Opportunities Fund, the Strategic Income Fund and the U.S. Government and Mortgage Securities Fund is OppenheimerFunds, Inc., located at Two World Financial Center, 225 Liberty Street, New York, New York 10281. The sub-adviser to the American Enterprise Bond Fund is Madison Investment Advisors, Inc., located at 550 Science Drive, Madison, Wisconsin 53711. The sub-adviser to the Balanced Fund is New York Life Investment Management LLC, located at 51 Madison Avenue, New York, New York, 10010. The sub-adviser to the Strategic Growth Fund is Renaissance Investment Management, located at 625 Eden Park Drive, Cincinnati, Ohio 45202. The sub-adviser to the Value Fund is Hotchkis and Wiley Capital Management LLC, located at 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017. The sub-adviser to the Emerging Growth Fund is Turner Investment Partners, located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312. And finally, the S&P 500 Index Fund is not actively managed. It invests all of its assets in the Master Investment Portfolio which is managed by Barclays Global Fund Advisors, located at 45 Fremont Street, San Francisco, California 94105.


     A discussion of the basis for the Board of Trustees' approvals of the management agreement for the portfolio will be available in the portfolio's semi-annual report to shareholders for the period ended June 30, 2005. That report will be available and will be mailed to shareholders at the end of August 2005.


     The SAI contains additional information about each member of the Investment Committee, including how each member is compensated, other accounts each member manages and each member's ownership of securities in the portfolio.

     The portfolio pays Atlas Advisers a fee at an annual rate of 0.25% of the portfolio's average net assets. Atlas Advisers has agreed to reduce its fee and absorb expenses, if necessary, in order to limit total direct operating expenses to an annual rate of 0.50%. For the fiscal year ended December 31, 2004, after waivers and reimbursements, Atlas Advisers received $471 from the Balanced Growth Portfolio for the provision of portfolio management services.

     Shares of the portfolio are distributed by Atlas Securities, Inc., which serves as the principal underwriter.


OTHER PORTFOLIO INFORMATION

     NET ASSET VALUE OF THE PORTFOLIO: The net asset value per share is determined at the regular close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day that the exchange is open. Net asset value per share is calculated by dividing the total market value of the portfolio's investments by the total number of outstanding shares. The portfolio's primary investments are the underlying Atlas Funds, which are also priced at the close of the exchange.

     The investments of the underlying Atlas Funds are generally valued at market value or, when market quotations are not readily available or when a fund determines a price is unreliable, at fair value as determined in good faith using methods determined by the Trust's Board of Trustees. The Prospectus of the underlying Atlas Funds explains the circumstances under which those Funds will use fair value pricing and the effects of using fair value pricing.

     For the purpose of calculating each underlying money market fund's NAV per share, securities are valued at "amortized cost." Marketable fixed income securities generally are priced at market value and debt securities with remaining maturities of 60 days or less generally are valued at "amortized cost."

     The underlying Atlas Funds may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the fund does not calculate its NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.


FREQUENT TRADING OF FUND SHARES

     The underlying Atlas Funds are designed as long-term investments and, therefore, do not accommodate activities believed by the underlying Atlas Funds to constitute "market timing" or other trading strategies that entail rapid or frequent purchases, sales or exchanges which could disrupt orderly management of an underlying Fund's investment portfolio ("disruptive trading"). When large dollar amounts are involved, the underlying Fund's implementation of its investment strategies may be negatively affected or the underlying Fund might have to raise or retain more cash than the portfolio manager would normally retain, to meet unanticipated redemptions. Frequent exchange activity may also force the underlying Fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those exchange requests. These factors might hurt the Portfolio's performance.

     The Trust has adopted, and the Trust's Board of Trustees has approved, policies and procedures reasonably designed to monitor underlying Fund trading activity and discourage disruptive trading and, in cases where disruptive trading activity is detected, to take action to stop such activity. The Funds reserve the right to modify these policies at any time without shareholder notice but not with the intent to allow market timing.

     When the underlying Fund in its discretion believes frequent trading activity by any person, group or account would have a disruptive effect on the underlying Fund's ability to manage its investments, the underlying Fund will reject purchase orders and/or exchanges into the underlying Fund. The history of exchange activity in all accounts under common ownership or control with the Atlas Fund complex may be considered with respect to the review of excessive exchange activity. The underlying Fund considers certain factors, such as transaction size, type of transaction, frequency of transaction and trade history, when determining whether to reject a purchase order or terminate or restrict exchange privileges.

     Underlying Funds that invest in foreign securities may be particularly susceptible to short-term trading strategies. This is because time zone difference among international stock markets can allow a shareholder engaging in a short-term strategy to exploit underlying Fund share prices that are based on closing prices of securities established some time before the underlying Fund calculates its own share price.

     Despite the efforts of the underlying Funds to prevent disruptive trading and the adverse impact of such activity, there is no guarantee that the Trust's policies and procedures will be effective. In addition, the underlying Funds receive orders through financial intermediaries (such as brokers and retirement plan recordkeepers) which utilize omnibus accounts that make it more difficult to detect and stop disruptive trading. If a financial intermediary establishes an omnibus account with the underlying Funds, the underlying Funds do not have access to underlying individual account transactions or shareholder information. Consequently, the underlying Funds may not be able to detect disruptive trading in underlying Fund shares and, even if it is detected, may be unable to stop such activity.


     DIVIDENDS: The Trust normally declares and distributes net investment income and any short-term and long-term capital gains of the portfolio at least annually.

     TAXES: Tax consequences to variable annuity contract holders are described in a separate prospectus issued by Transamerica Life Insurance Company. The Statement of Additional Information also includes a discussion of tax considerations. Please consult your tax adviser regarding your individual circumstances.

FINANCIAL HIGHLIGHTS


     This section provides further details about the portfolio's financial history. "Total return" shows the percentage that an investor would have earned or lost during a given period, assuming all dividends were reinvested. The financial information below is derived from financial statements that were audited by the portfolio's independent registered public accounting firm, Deloitte & Touche LLP. Their full report is included in the portfolio's annual report which may be obtained by calling 1-800-933-2852.



                                                        2004(1)        2003(1)         2002(1)        2001(1)        2000(1)
                                                     -------------  -------------  -------------  -------------  -------------
 Net asset value, beginning of year                  $        9.63  $        7.94  $        9.66  $       10.68  $       11.68
                                                     -------------  -------------  -------------  -------------  -------------

 INCOME FROM INVESTMENT OPERATIONS:(2)
   Net investment income                                      0.08           0.09           0.14           0.15           0.48
   Net realized and unrealized gain (loss)
     on investments                                           0.90           1.69          (1.72)         (1.02)         (0.84)
                                                     -------------  -------------  -------------  -------------  -------------
   Total from investment operations                           0.98           1.78          (1.58)         (0.87)         (0.36)
                                                     -------------  -------------  -------------  -------------  -------------

 LESS DISTRIBUTIONS:
   From net investment income                                (0.08)         (0.09)         (0.14)         (0.15)         (0.17)
   From net realized gains on investments                     0.00           0.00           0.00           0.00          (0.47)
                                                     -------------  -------------  -------------  -------------  -------------
   Total distributions                                       (0.08)         (0.09)         (0.14)         (0.15)         (0.64)
                                                     -------------  -------------  -------------  -------------  -------------
 Net asset value, end of year                        $       10.53  $        9.63  $        7.94  $        9.66  $       10.68
                                                     =============  =============  =============  =============  =============
 Total return(3)                                             10.17%         22.37%        -16.36%         -8.14%         -3.03%

 RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                 $      19,604  $      16,506  $      14,917  $      20,611  $      21,187
   Ratio of expenses to average net assets:(4)
   Before expense waivers and reimbursement                   0.75%          0.88%          0.82%          0.76%          0.79%
   After expense waivers and reimbursement                    0.50%          0.50%          0.50%          0.50%          0.50%
   Ratio of net investment income
     to average net assets                                    0.85%          0.98%          1.46%          1.55%          3.92%
   Portfolio turnover rate                                   59.27%         37.26%         61.71%         57.33%         56.11%



(1) For the year ended December 31.
(2) Per share information was calculated based on average shares.
(3) Total return assumes purchase at net asset value (without sales charge) at the beginning of each year.
(4) Does not include expenses of the investment companies in which the Portfolio invests.

HOW TO OBTAIN MORE INFORMATION ABOUT THE TRUST AND THE PORTFOLIO.


     You can find more information about the underlying funds' investment policies in the Atlas Funds prospectus and the Trust's SAI. The SAI is incorporated by reference in this prospectus, making it legally part of the prospectus. It is available free of charge.


     You can find further information about the Trust in our annual and semi-annual shareholder reports. These reports discuss the market conditions and investment strategies that significantly affected performance during the most recent fiscal year.

     To request a copy of the Atlas Fund's prospectus or the Trust's SAI or copies of the most recent annual or semi-annual report, please call us toll-free at 1-800-933-ATLAS (1-800-933-2852). You may also request other information about the Trust by contacting 1-800-933-ATLAS. If you have access to the Internet, you can also find the SAI at the SEC's Web site at www.sec.gov. Copies of the SAI and the most recent annual or semi-annual report will be available on the Trust's website by December 2005.


     Information about the Trust can be reviewed and copied at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Trust are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of the same information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


                              ATLAS INSURANCE TRUST
                                794 DAVIS STREET
                              SAN LEANDRO, CA 94577
                             www.atlasannuities.com

[ATLAS (R) LOGO]

              The annuities you want from the people you trust.(R)

                             SEC FILE NO. 811-08041

                              ATLAS INSURANCE TRUST

                       -----------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                       -----------------------------------


                              ATLAS INSURANCE TRUST

                                794 DAVIS STREET
                          SAN LEANDRO, CALIFORNIA 94577
                        1-800-933-ATLAS (1-800-933-2852)


                       STATEMENT OF ADDITIONAL INFORMATION
                              DATED APRIL 30, 2005


    This Statement of Additional Information ("SAI"), which may be amended from time to time, concerning Atlas Insurance Trust (the "Trust") is not a Prospectus for the Trust. This SAI supplements the Prospectus dated April 30, 2005 and investors should read it in conjunction with that Prospectus. The Trust's audited financial statements and financial highlights appearing in the 2004 Annual Report to Shareholders are incorporated by reference into this SAI. A copy of the Prospectus, which may be amended from time to time, and Annual Report are available without charge by writing or calling the Trust at the address or telephone number printed above.

                                TABLE OF CONTENTS


                                                                            PAGE

Trust History...............................................................   3
Description of Certain Securities and Investment Policies...................   3
Fundamental Investment Restrictions.........................................  27
Portfolio Turnover..........................................................  29
Management of the Trust.....................................................  29
Control Persons and Principal Holders of Securities.........................  36
Investment Management and Other Services....................................  36
Execution of Portfolio Transactions.........................................  39
Determination of Net Asset Value............................................  40
Share Purchases and Redemptions.............................................  43
Redemptions in Kind.........................................................  43
Taxes.......................................................................  43
Additional Information......................................................  44
Financial Statements........................................................  45
Appendix A--Description of Ratings.......................................... A-1
Appendix B--Proxy Voting Procedures......................................... B-1

                                  TRUST HISTORY


    Atlas Insurance Trust was first registered on January 27, 1997 as a Delaware Statutory Trust. The Trust is a diversified, open-end, management investment company. The Trust currently consists of one investment portfolio, the Atlas Balanced Growth Portfolio, which was first offered to the public on September 30, 1997.


            DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT POLICIES

The investment objectives and policies of the Atlas Balanced Growth Portfolio and the underlying Atlas Funds are described in the Prospectus. Supplemental information about those policies is set forth below. As described in the Prospectus, the Portfolio invests in the underlying Atlas Funds. As a result, shareholders of the Portfolio will be affected by the policies of such funds in direct proportion to the amount of assets the Portfolio allocates to the Funds pursuing such policies. Certain capitalized terms used in this SAI are defined in the Prospectus.

INVESTMENT RISKS.

The various risks associated with an investment in the Portfolio are described in the Prospectus. Like other mutual funds that invest primarily in equity securities, an investment in the Portfolio involves stock market risk and to a lesser extent interest rate risk. Specific risks encountered by the underlying Atlas Funds are described in the following paragraphs.

    With the exception of U.S. Government securities, the debt securities the Atlas Strategic Income Fund invests in will have one or more types of investment risk: credit risk, interest rate risk or foreign exchange risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. Generally, higher yielding bonds are subject to credit risk to a greater extent than higher quality bonds. Interest rate risk refers to the fluctuations in value of debt securities resulting solely from the inverse relationship between price and yield of outstanding debt securities. An increase in prevailing interest rates will generally reduce the market value of debt securities, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Fluctuations in the market value of debt securities subsequent to their acquisition will not affect the interest payable on those securities, and thus the cash income from such securities, but will be reflected in the valuations of these securities used to compute the Fund's net asset values. Foreign exchange rate risk refers to the change in value of the currency in which a foreign security the Fund holds is denominated against the U.S. dollar.

SPECIAL RISKS - HIGH YIELD, HIGH RISK, LOWER-RATED SECURITIES.


    As stated in the Prospectus, the corporate debt securities, in which the Atlas American Enterprise Bond Fund and Strategic Income Fund may invest may be in the lower rating categories. The Fund may invest in securities rated as low as "C" by Moody's or "D" by Standard & Poor's. The fund's Sub-adviser will not rely solely on the ratings assigned by rating services and may invest, without limitation in unrated securities which offer, in the opinion of the Sub-adviser, comparable yields and risks as those rated securities in which the Fund may invest.

     Risks of high yield securities may include: (i) limited liquidity and secondary market support, (ii) substantial market price volatility resulting from changes in prevailing interest rates, (iii) subordination to the prior claims of banks and other senior lenders, (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates that could cause the Fund to be able to reinvest premature redemption proceeds only in lower yielding portfolio securities, (v) the possibility that earnings of the issuer may be insufficient to meet its debt service, and (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn. As a result of the limited liquidity of high yield securities, their prices have at times experienced significant and rapid decline when a substantial number of holders decided to sell. A decline is also likely in the high yield bond market during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.


REPURCHASE AGREEMENTS.

    Each underlying Atlas Fund, except the U.S. Treasury Money Fund, may engage in repurchase agreement transactions in portfolio securities with member banks of the Federal Reserve System with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will be monitored by the Adviser or by a Fund's Sub-adviser to ensure that it at least equals at all times the total amount of the repurchase obligation, including interest.

    A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert these rights. Advisers, or the Sub-adviser if applicable, acting under the supervision of the Board of Trustees of the Atlas Funds, reviews, on an ongoing basis, the creditworthiness and the values of the collateral of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks.


    A repurchase agreement is considered to be a loan collateralized by the underlying securities under the Investment Company Act of 1940, as amended (the "1940 Act").


MORTGAGE SECURITIES.


     The U.S. Government and Mortgage Securities Fund invests substantially in mortgage-backed securities issued by FNMA, GNMA and FHLMC. Mortgage-backed securities are backed by a pool of mortgage loans and provide a monthly payment of principal and interest, which is passed through as payments are made on the underlying mortgages. Additional payments may be made from unscheduled repayments of principal due to refinancing, sale or foreclosure of the underlying property.


     If interest rates decline, these prepayments tend to increase due to refinancing of mortgages. Therefore, the average life, or effective maturity of mortgage-backed securities, is normally shorter than the typical 30-year maturity of the underlying mortgages. Since the prepayment rate varies with market conditions, it is not possible to accurately anticipate what the average maturity of the portfolio will be. The yield of the Fund will be affected by reinvestment of prepayments at higher or lower rates than the original investment. Also, to the extent the Fund purchases mortgage securities at a premium, prepayments will result in some loss to the extent of the premium. Like other debt securities, mortgage related securities' values, including government related mortgage securities, fluctuate inversely in response to interest rates.

     Prompt payment of principal and interest on GNMA certificates is backed by the full faith and credit of the United States. FNMA guaranteed pass-through certificates and FHLMC participation certificates are supported by the credit of the issuing agency. The U.S. Government is not legally obligated to provide financial support to FNMA and FHLMC, but may do so in its discretion.

     The U.S. Government and Mortgage Securities and Strategic Income Funds may invest in other mortgage related debt obligations secured by mortgages on commercial or residential properties and may purchase securities known as "strips." Strips are securities from which the unmatured interest coupons have been "stripped" from the principal portion and sold separately. The Fund may invest in the principal portion or in the interest coupons of U.S. Government and mortgage securities or in receipts or certificates representing interests in stripped securities or interest coupons. The principal portion of a stripped security pays no interest to its holder during its life, and its value consists of the difference between its face value at maturity and its acquisition price. Mortgage-backed securities strips are subject to increased volatility in price due to interest rate changes, the risk that the security will be less liquid during demand or supply imbalances, and the risk that, due to unscheduled prepayments, the maturity date will be shorter than anticipated and reinvestment of the proceeds may only be possible at a lower yield.

    Privately issued mortgage related bonds and mortgage-backed securities are issued by financial institutions such as commercial banks, thrift institutions, mortgage bankers and securities broker-dealers. Mortgage related bonds are general obligation, fixed-income securities collateralized by mortgages. These securities include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") as authorized under the Internal Revenue Code. CMOs are a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. CMOs may be issued by a U.S. Government agency such as FHLMC and collateralized by U.S. Government or government agency mortgage securities, or by private issuers and collateralized by U.S. Government and/or government agency mortgage securities or by privately issued mortgage securities.

    The U.S. Government and Mortgage Securities Fund generally invests in issues from Government Sponsored Enterprises like FNMA, and FHLMC. It may also invest in privately issued mortgage-related bonds and mortgage-backed securities. Private issuers include commercial banks, thrift institutions, mortgage bankers, and securities broker-dealers. Mortgage-related bonds are general obligation, fixed-income securities collateralized by mortgages. Mortgage-related bonds include collateralized mortgage obligations, which are secured by an underlying pool of mortgages or mortgage pass-through certificates and are structured to direct payments of interest and principal to different series or classes of the obligations.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS.

    In order to secure yields or prices deemed advantageous at the time, all underlying Atlas Funds may purchase or sell securities on a "when-issued" or "delayed delivery" basis. The Funds will not enter into such a transaction for the purpose of leverage. In such transactions delivery of the securities occurs beyond the normal settlement periods (generally within two months but not more than 120 days), but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. To the extent that assets of a Fund are not invested prior to the settlement of a purchase of securities, the Fund will earn no income; however, it is intended that each Fund will be fully invested to the extent practicable. While when-issued or delayed delivery securities may be sold prior to the settlement date, a Fund will purchase such securities for the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

    At the time an underlying Atlas Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Funds do not believe that the net asset value or income of their portfolios will be adversely affected by their purchase of securities on a when-issued or delayed delivery basis.

    Due to fluctuations in the value of securities purchased on a when-issued or delayed delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities on a firm commitment basis can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.

    When an underlying Atlas Fund engages in when-issued or delayed transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure of the buyer or seller to do so may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. A Fund will establish a segregated account consisting of cash, U.S. Government securities or other high-grade, liquid securities in an amount equal to the amount of its when-issued or firm commitment obligation. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

    When-issued transactions and forward commitments may be used by a Fund use against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

DOLLAR REVERSE REPURCHASE AND REVERSE DOLLAR REVERSE REPURCHASE AGREEMENTS.


    The Atlas U.S. Government and Mortgage Securities Fund and the Atlas Strategic Income Fund may engage in dollar reverse repurchase and reverse dollar reverse repurchase agreements with respect to mortgage-backed securities. These agreements involve the purchase or sale by a Fund of securities that are substantially similar to those sold or purchased by the Fund upon the initiation of the transaction, as the case may be. For this purpose, "substantially similar" means that the securities are issued by the same U.S. Government agency or instrumentality, have the same original term to maturity, and have the same original rate of interest, but may be backed by different pools of mortgage obligations. Dollar reverse repurchase agreements and reverse dollar reverse repurchase agreements are subject to the same risks and restrictions as described in "Repurchase Agreements" above with respect to repurchase agreements.

OPTIONS ON SECURITIES, INDICES AND CURRENCIES (ALL UNDERLYING ATLAS FUNDS, EXCEPT THE ATLAS MONEY MARKET FUND, ATLAS U.S. TREASURY MONEY FUND, ARE ELIGIBLE TO USE THE FOLLOWING OPTIONS).

1. PURCHASING PUT AND CALL OPTIONS ON SECURITIES.

    By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying security to the writer of the option at a fixed strike price. The option may give the Fund the right to sell only on the option's expiration date, or may be exercisable at any time up to and including that date. In return for this right, the Fund pays the writer the current market price for the option (known as an option premium).

    A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying security at the strike price. The Fund may also terminate a put option position by effecting a "closing transaction" (i.e. selling an option of the same series as the option previously purchased) in the secondary market at its current price, if a liquid secondary market exists.

    Put options may be used by a Fund to hedge against losses on sales of securities. If securities prices fall, the value of the put option would be expected to rise and offset all or a portion of the Fund's resulting losses in its securities holdings. However, option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option premium and transaction costs, the Fund would expect to suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium. At the same time, because the maximum the Fund has at risk is the option premium, purchasing put options offers potential profit from an increase in the value of the securities hedged.

A Fund may also purchase options whether or not it holds such securities in its portfolio. Buying a put option on an investment it does not own permits a Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the securities market, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

    The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying security at the option's strike price. By purchasing a call option, a Fund would attempt to participate in potential price increases of the underlying security, but with risk limited to the cost of the option if securities prices fell. At the same time, the Fund could expect to suffer a loss if security prices did not rise sufficiently to offset the cost of the option. The value of debt securities underlying calls purchased by the Atlas Strategic Income Fund will not exceed the value of the portion of the Fund's portfolio invested in cash or cash equivalents (i.e., securities with maturities of less than one year).

2. WRITING PUT AND CALL OPTIONS ON SECURITIES.

    When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying security if the other party to the option chooses to exercise it. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. Prior to exercise, the Fund may seek to terminate its position in a put option by effecting a closing purchase transaction with respect to the option in the secondary market (i.e. buying an option of the same series as the option previously written) at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its obligation.

    A Fund may write a put option as an alternative to purchasing a security. If the security's price rises, the Fund would expect the put to lapse unexercised and to profit from a written put option, although its gain would be limited to the amount of the premium it received. If the security's price remains the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If the security's price falls, the Fund would expect to suffer a loss. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. This loss should be less than the loss the Fund would have experienced from purchasing the underlying security directly (assuming the secondary market for the put option and the underlying security are equally liquid) because the premium received for writing the option should mitigate the effect of the price decline.

    Writing a call option obligates a Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing covered call options generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. At the same time, the Fund would give up some ability to participate in security price increases when writing call options.

    A Fund will only sell "covered" options where it owns an offsetting position or maintains cash or liquid securities with a sufficient value to meet its obligations. There is no limit on the amount of covered call options a Bond or Stock Fund may sell, but it may sell covered put options only to the extent that the cover does not exceed 25% of a Fund's net assets.

3. SECURITIES INDEX OPTION TRANSACTIONS.

    A Fund may buy or sell a securities index option at a fixed price. No securities actually change hands in these transactions. Instead, changes in the underlying index's value are settled in cash. The cash settlement amounts are based on the difference between the index's current value and the value contemplated by the contract. Most securities index options are based on broad-based indices reflecting the prices of a broad variety of securities, such as the Standard & Poor's 500 Composite Stock Price Index. Some index options are based on narrower industry averages or market segments.

    The Trust expects that an underlying Atlas Fund's options transaction will normally involve broad-based indices, though it is not limited to these indices. Since the value of index options depends primarily on the value of their underlying indices, the performance of broad-based indices will generally reflect broad changes in securities prices. A Fund, however, can invest in many different types of securities, including securities that are not included in the underlying indices of the options available to the Fund. In addition, a Fund's investments may be more or less heavily weighted in securities of particular types of issuers, or securities of issuers in particular industries, than the indices underlying its index options positions. Therefore, while a Fund's index options should provide exposure to changes in value of its portfolio securities (or protection against declines in their value in the case of hedging transactions), it is likely that the price changes of the Fund's index options positions will not match the price changes of the Fund's other investments.

4. COMBINED OPTION POSITIONS.

    A Fund may purchase and write options in combination to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying security, in order to construct a combined position with risk and return characteristics similar to those of selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close than single options transactions. Combined option positions will be subject to the same overall percentage limitation as other option strategies.

5. RISKS OF TRANSACTIONS IN OPTIONS.

    An option position may be closed out only on an exchange or market which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market will exist at any particular time for options purchased or written by a Fund. For some options no secondary market on an exchange may exist at all. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise.


    Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volumes; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.


    In addition, options on indices are subject to certain risks that are not present with other options. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular instrument, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than movements in the price of a particular instrument. In addition, index prices may be distorted or interrupted if trading of certain instruments included in the index is interrupted. If this occurred, a Fund would not be able to close out options which had been purchased or written by it and, if restrictions on exercise were imposed, might be unable to exercise an option being held, which could result in substantial losses to a Fund. However, it is the Funds' policy to purchase or write options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

    The Funds may buy and sell over-the-counter puts and calls on securities and as well as listed options. Unlike listed option positions, positions in over-the-counter options may be closed out only with the other party to the options transaction. Such options transactions are subject to the additional risks that a Fund may be unable to close out a transaction with the other party when it wishes to do so, and that the other party to the transaction may default without the protection against default afforded by exchange clearing corporations with respect to listed options. The eligible Funds will enter into unlisted option transactions only with securities dealers which the Adviser or the Sub-adviser believes to be of high credit standing and to maintain a liquid market for such options. Under certain conditions, the premiums a Fund pays for unlisted options and the value of securities used to cover such options written by the Fund are considered to be invested in illiquid assets for purposes of the investment restriction applicable to illiquid investments.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS (ALL UNDERLYING ATLAS FUNDS, EXCEPT THE MONEY MARKET FUND AND THE U.S. TREASURY MONEY FUND, ARE ELIGIBLE TO ENTER INTO THE FOLLOWING TRANSACTIONS).

1. INTEREST RATE FUTURES TRANSACTIONS.

    The underlying Atlas Funds may purchase or sell interest rate futures contracts in hedging transactions. When a Fund purchases a futures contract, it agrees to purchase the underlying instrument at a specified future date and price. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date and price.

    No consideration is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker through which it entered into the contract an amount of cash or cash equivalents equal to approximately 5% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied by the Fund.

    Subsequent payments, known as "variation margin," to and from the Fund or the broker, as the case may be, must be made daily as the price of securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. These daily payments to account for valuation changes are a process known as "marking-to-market." If a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The party that has a gain is entitled to receive all or a part of this amount. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

    Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of a futures commission merchant ("FCM") that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers. The Adviser, or Sub-adviser if applicable, will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business.

    The purpose of the acquisition or sale of a futures contract by an underlying Fund is to protect that Fund from fluctuations in rates on securities without actually buying or selling the securities. The value of portfolio securities will exceed the value of the futures contracts sold by the Fund, and an increase in the value of the futures contracts could only mitigate--but not totally offset--the decline in the value of the portfolio. Interest rate futures contracts are currently traded on the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange (CME) and the New York Futures Exchange. Among the securities on which interest rate futures contracts are currently based are long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA pass-through securities, three-month U.S. Treasury bills, municipal bond futures and ninety-day commercial paper.

2. SECURITIES INDEX FUTURES CONTRACTS.

    When a Fund purchases a securities index futures contract, it agrees to purchase the underlying index at a specified future date and price. When a Fund sells a securities index futures contract, it agrees to sell the underlying index at a specified future date and price.

    The majority of index futures are closed out by entering into an offsetting purchase or sale transaction in the same contract on the exchange where they are traded, rather than being held for the life of the contract. Futures contracts are closed out at their current prices, which may result in a gain or loss. If a Fund holds an index futures contract until the delivery date, it will pay or receive a cash settlement amount based on the difference between the index's closing price and the settlement price agreed upon when the contract was initiated.


    A Fund may purchase securities index futures contracts in an attempt to remain fully invested in the securities market. For example, if a Fund had cash and short-term securities on hand that it wished to invest in common stocks, but at the same time it wished to maintain a highly liquid position in order to be prepared to meet redemption requests or other obligations, it could purchase a stock index futures contract in order to participate in changes in stock prices. A Fund may also purchase futures contracts as an alternative to purchasing actual securities. For example, if a Fund intended to purchase stocks but had not yet done so, it could purchase a stock index futures contract in order to lock in current stock prices while deciding on particular investments. This strategy is sometimes known as an anticipatory hedge. In these strategies the Fund would use futures contracts to attempt to achieve an overall return similar to the return from the stocks included in the underlying index, while taking advantage of potentially greater liquidity that futures contracts may offer. Although the Fund would hold cash and liquid debt securities in a segregated account with a value sufficient to cover its open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions can take several days.


    When a Fund wishes to sell securities, it may sell securities index futures contracts to hedge against securities market declines until the sale can be completed. For example, if a Fund anticipated a decline in common stock prices at a time when it anticipated selling common stocks, it could sell a futures index contract in order to lock in current market prices. If stock prices subsequently fell, the futures contract's value would be expected to rise and offset all or a portion of the anticipated loss in the common stocks the Fund had hedged in anticipation of selling them. The success of this type of strategy depends to a great extent on the degree of correlation between the index futures contract and the securities hedged. Of course, if prices subsequently rose, the futures contract's value could be expected to fall and offset all or a portion of the benefit to the Fund.

3. OPTIONS ON FUTURES CONTRACTS.

    An option on a futures contract is an agreement to buy or sell the futures contract. Exercise of the option results in ownership of a position in the futures contract. Options on futures contracts may be purchased and sold by a Fund in the same manner as options on securities. Options on futures contracts may also be written by a Fund in the same manner as securities options, except that the writer must make margin payments to a futures commission merchant ("FCM") as described above with respect to futures contracts. The holder or writer of an option may terminate his position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

4. RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS ON FUTURES.

    There are risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by a Fund is subject to the ability of the Adviser, or the Sub-adviser if applicable, to forecast movements in the direction of interest rates and/or market prices. These forecasts may involve skills and techniques that may be different from those involved in the management of the Funds. In addition, even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates and/or market prices.

    As noted above, price changes of the Fund's futures and options on futures positions may not be well correlated with price changes of its other investments because of differences between the underlying indices and the types of securities the Fund invests in. For example, if the Fund sold a broad-based index futures contract to hedge against a stock market decline while the Fund completed a sale of specific securities in its portfolio, it is possible that the price of the securities could move differently from the broad market average represented by the index futures contract, resulting in an imperfect hedge and potentially in losses to the Fund.

    Index futures prices can also diverge from the prices of their underlying indexes, even if the underlying instruments match the Fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates and/or market prices, changes in volatility of the underlying index, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation between the Fund's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits for futures contracts. The Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in historical volatility between the futures contracts and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce anticipated gains or result in losses that are not offset by the gains in the Fund's other investments.

    Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of up to seven days for some types of securities, the futures markets can provide liquidity superior to that of the securities markets in many cases. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. Trading in index futures can also be halted if trading in the underlying index stocks is halted. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable futures positions, and potentially could require the Fund to continue to hold a futures position until the delivery date, regardless of potential losses. If the Fund must continue to hold a futures position, its access to other assets held to cover the position could also be impaired.

    Options on futures are subject to risks similar to those described above with respect to futures contracts, including the risk of imperfect correlation between the option and a Fund's other investments and the risk that there might not be a liquid secondary market for the option. There is also a risk of imperfect correlation between the option and the underlying futures contract. Options on futures are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options which the Fund cannot terminate by exercise. In general, options with strike prices close to their underlying securities' current value will have the highest trading volume, while options with strike prices further away may be less liquid. The liquidity of options on futures may also be affected if exchanges impose trading halts, particularly when markets are volatile.

5. LIMITATIONS ON TRANSACTIONS IN FUTURES AND OPTIONS IN FUTURES.

    The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" and is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. The Funds do not intend to enter into futures contracts or options on a futures contract that are not traded on exchanges or boards of trade.

    The underlying Funds' policies regarding futures contracts and options discussed in this SAI are not fundamental policies and may be changed as permitted by the appropriate regulatory agencies.

    Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures or options transactions, and proposals to increase the margin requirements for various types of strategies. It is impossible to predict what actions, if any, will result from these reviews at this time.

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS.

    An underlying Atlas Fund eligible to participate in futures and options will not use leverage in its options and futures strategies. In the case of strategies entered into as a hedge, the Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. A Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options or futures contracts or (ii) cash, receivables and other liquid securities with a value sufficient to cover its potential obligations.

    An underlying Atlas Fund will comply with guidelines established by the Securities and Exchange Commission ("SEC") with respect to coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside cash and liquid securities in a segregated account with its custodian bank in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is open, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

SWAPS

1. INTEREST RATE SWAPS.

    The Atlas U.S. Government and Mortgage Securities Fund and the Atlas Strategic Income Fund may engage in interest rate swaps. An interest rate swap is a contract between two entities ("counterparties") to exchange interest payments (in the same currency) between the parties. In the most common interest rate swap structure, one counterparty agrees to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty. Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the "notional principal amount." In many such transactions, the floating rate payments are tied to the London Interbank Offered Rate ("LIBOR"), which is the offered rate for short-term Eurodollar deposits between major international banks. As there is no exchange of principal amounts, an interest rate swap is not an investment or a borrowing.

2. SWAP OPTIONS.

    The Atlas U.S. Government and Mortgage Securities Fund and the Atlas Strategic Income Fund may invest in swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise change an existing swap agreement, at some designated future time on specified terms. It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates. A swap option may be structured European-style (exercisable on the pre-specified date) or American- style (exercisable during a designated period). The buyer of the right to pay fixed rate payments pursuant to a swap option is said to own a put. The buyer of the right to receive fixed rate payments pursuant to a swap option is said to own a call.

3. CAPS AND FLOORS.

    Each Bond Fund may also purchase or sell interest rate caps and floors. An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or "cap") level. The cap buyer purchases protection for a floating rate move above the strike. An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or "floor") level. The floor buyer purchases protection for a floating rate move below the strike. The strikes are typically based on the three-month LIBOR (although other indices are available) and are measured quarterly.


4.       CREDIT DEFAULT SWAP TRANSACTIONS.


     Each Bond Fund may enter into credit default swap transactions to seek to maintain a total return on a particular investment or portion of its portfolio, or for other non-speculative purposes. As the purchaser in such a transaction, the underlying Atlas Fund makes a periodic stream of payments to a counterparty over the term of the contract, provided that no default occurs on a referenced debt obligation of a U.S. or foreign issuer. In the event of a default on the obligation by the issuer, the counterparty would be required to pay to the underlying Atlas Fund the par (or other agreed-upon value) of the referenced debt obligation. The underlying Atlas Fund may also act as the seller in such a transaction, in which case it would function as the counterparty referred to above.

     Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as a notional principal amount. The underlying Atlas Fund entering into these transactions records an increase or decrease to interest income in the amount due to or owed by the underlying Atlas Fund at termination or settlement. The underlying Atlas Fund acts as a purchaser in credit default swap transactions only with respect to corporate obligations it owns or, in the case of sovereign debt of a foreign country, either the reference obligation, any sovereign debt of the issuing foreign country, or sovereign debt of any other country that the Sub-Adviser determines is closely correlated as an inexact bona fide hedge.




5.    RISKS ASSOCIATED WITH SWAPS.

    The risks associated with swaps, and interest rate caps and floors are similar to those described previously with respect to over-the-counter options. In connection with such transactions, the underlying Atlas Fund involved relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, the underlying Atlas Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, the underlying Atlas Fund might be unable to obtain its expected benefit. In addition, while the underlying Atlas Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the underlying Atlas Fund, there can be no assurance that the underlying Atlas Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the underlying Atlas Fund's ability to enter into other transactions at a time when doing so might be advantageous. Other risks of credit default swaps include the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund the delivery obligation (either cash or the defaulted bonds, depending on whether the underlying Atlas Fund is long or short the swap, respectively).

OTHER DERIVATIVE INVESTMENTS.


    As noted in the Prospectus, a "derivative investment" is an investment whose performance is linked to the performance of another investment or security. In addition to options and futures contracts described above, the S&P 500 Index, Strategic Income and Emerging Growth Funds can invest in different kinds of "derivative investments." One type of derivative the Atlas Strategic Income and Emerging Growth Funds may invest in is an "index-linked" note. On the maturity of this type of debt security, payment is made based on the performance of an underlying index, rather than based on a set principal amount as for a typical note. Another derivative investment the Funds may invest in is a currency-indexed security. These are typically short-term or intermediate-term debt securities. Their value at maturity or the interest rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This variety of index security offers the potential for greater income but at a greater risk of loss.


    Other derivative investments the Atlas Strategic Income and Emerging Growth Funds may invest in include "debt exchangeable for common stock" of an issuer or "equity-linked debt securities" of an issuer. At maturity, such debt security is exchanged for common stock of the issuer or is payable in an amount based on the price of the issuer's common stock at the time of maturity. In either case there is a risk that the amount payable at maturity will be less than the principal amount of the debt (because the price of the issuer's common stock is not as high as was expected). These Funds are not restricted to investing in the derivative investments described in the foregoing paragraphs, and may invest other derivative investments as they became available.

    Other risks of investing in derivatives are that the company issuing the derivative may not pay the amount due upon maturity, and that the underlying investment may not perform as expected. The funds will limit investment in derivatives that trade in the over-the-counter markets and may be illiquid.

SMALL, UNSEASONED COMPANIES.


    Each Stock Fund may invest in securities of small, unseasoned companies as well as those of large, well-known companies. In view of the limited liquidity and price volatility of the former, each Stock Fund, other then the Emerging Growth Fund, will not invest more than 5% of its assets at the time of purchase in securities of companies, including predecessors, that have operated less than three years. The Emerging Growth Fund currently intends to invest no more than 10% of its assets in securities of such issuers, while reserving the right to so invest up to 20% of its assets. The securities of small, unseasoned companies may have a limited trading market, which might adversely affect a Fund's ability to dispose of such securities and can result in lower prices for such securities than might otherwise be the case. If other investors holding the same securities as a Fund sell them when the Fund attempts to dispose of its holdings, the Fund might receive lower prices than might otherwise be obtained, because of the thinner market for such securities.


CONVERTIBLE SECURITIES.

    Each Stock Fund and the Strategic Income Fund may invest in convertible securities, including both corporate bonds and preferred stocks. These securities are generally convertible into shares of common stock at a stated price or rate. The price of a convertible security varies inversely with interest rates and, because of the conversion feature, also normally varies with changes in price of the underlying common stock.

WARRANTS.

    Each Stock Fund and the Strategic Income Fund may invest up to 5% of its total assets in warrants, other than those that have been acquired in units or attached to other securities. Each Stock Fund may invest up to 2% of its assets in warrants that are not listed on the New York or American Stock Exchanges. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Those prices do not necessarily move in a manner parallel to the prices of the underlying securities. The price paid for a warrant will be foregone unless the warrant is exercised prior to its expiration. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FOREIGN SECURITIES.

    Each underlying Atlas Fund (other than the U.S. Treasury Money Fund and the U.S. Government and Mortgage Securities Fund) may invest varying amounts of its assets in foreign securities which offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in the securities of foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by investing in securities in foreign stock markets that do not move in a manner parallel to U.S. markets. In buying foreign securities, each Fund may convert U.S. dollars into foreign currency, but only in connection with currency futures and forward contracts and to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.

    Because an underlying Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and its income available for distribution. In addition, although a portion of a Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars, and absorb the cost of currency fluctuations. Subsequent foreign currency losses may result in a Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. A Fund's portfolio of foreign securities may include those of a number of foreign countries or, depending upon market conditions, those of a single country. Investing in foreign securities involves special additional risks and considerations not typically associated with investing in domestic securities of issuers traded in the U.S.:

     - reduction of income by foreign taxes;

     - fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage);

     - transaction charges for currency exchange;

     - lack of public information about foreign issuers;

     - lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers;

     - less volume on foreign exchanges than on U.S. exchanges;

     - greater volatility and less liquidity on foreign markets than in the U.S.;

     - less regulation of foreign issuers, stock exchange and brokers than in the U.S.;

     - greater difficulties in commencing lawsuits against foreign issuers than U.S. issuers;

     - higher brokerage commission rates and custodial costs than in the U.S.;

     - increased risks of delays in settlement or portfolio transactions or loss of certificates evidencing portfolio securities;

     - possibilities in some countries of expropriation or nationalization of assets, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and

     - differences between the U.S. economy and foreign economies.

    In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions may be re-imposed.

    The underlying Atlas Funds may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. Each Fund accordingly treats these foreign securities as subject to the 10% overall limitation on investment in illiquid securities.

DEBT SECURITIES OF FOREIGN GOVERNMENTS AND COMPANIES.

    The Atlas Strategic Income Fund may invest in debt obligations and other securities (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain "supranational entities" (described below) and foreign governments or their agencies or instrumentalities, and in debt obligations and other securities issued by U.S. corporations denominated in non-U.S. currencies. The types of foreign debt obligations and other securities in which the Fund may invest are the same types of debt obligations identified under "Debt Securities of U.S. Companies," below.

    The percentage of the Strategic Income Fund's assets that will be allocated to foreign securities will vary depending on the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar. These factors are judged by the Sub-adviser on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

    The Strategic Income Fund may invest in U.S. dollar-denominated foreign securities referred to as "Brady Bonds." These are debt obligations of foreign entities that may be fixed-rate par bonds or floating-rate discount bonds and are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. However, the Fund may also invest in uncollateralized Brady Bonds. Brady Bonds are generally viewed as having three or four valuation components:

     - any collateralized repayment of principal at final maturity;

     - the collateralized interest payments;

     - the uncollateralized interest payments; and

     - any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute what is referred to as the "residual risk" of such bonds).

    In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the zero coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

    The obligations of foreign governmental entities may or may not be supported by the full faith and credit of a foreign government. Obligations of "supranational entities" include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS.

    Since investments in companies whose principal business activities are located outside of the United States will frequently involve currencies of foreign countries, and since a portion of the assets of each underlying Atlas Fund (other than the U.S. Treasury Money Fund and the U.S. Government and Mortgage Securities Fund) may temporarily be held in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may conduct its foreign currency exchange transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market or by entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). It will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The underlying Funds do not intend to speculate in foreign currency exchange rates or forward contracts.

    A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders, usually large commercial banks, and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

    When an underlying Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

    When the Adviser, or a Fund's Sub-adviser, believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The protection of such a short-term hedging strategy is highly uncertain. A Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated in the longer term investment decisions made with regard to overall diversification strategies.

    However, the Trust believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

    A Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

    If a Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the date a Fund enters into a forward contract for the sale of the foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    It is impossible to forecast with precision the market value of securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

    Each underlying Atlas Fund may also enter into a forward contract to sell a foreign currency denominated in a currency other than that in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of the Sub-adviser to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, the Fund may experience losses or gains on both the underlying security and the cross currency hedge.

    Each underlying Atlas Fund's dealings in forward foreign currency contracts will be limited to the transactions described herein. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency denominated securities and will not do so unless deemed appropriate by Advisers or the Sub-adviser. It also should be realized that this method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

    The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, Advisers or the Sub-adviser must evaluate the credit and performance risk of each particular counterparty under a forward contract.

LOANS OF PORTFOLIO SECURITIES.

    Each underlying Atlas Fund may lend its portfolio securities to attempt to increase a Fund's income to distribute to shareholders or for liquidity purposes. Under applicable requirements (which are subject to change), the loan collateral must, on each business day, at least equal the market value of the loaned securities and must consist of cash, bank letters of credit or U.S. Government securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. The Fund receives an amount equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral or (c) interest on short-term debt securities purchased with such loan collateral; either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees and will not lend its portfolio securities to any officer, director, employee or affiliate of the Atlas Funds, Advisers or the Sub-adviser. The terms of each Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

BORROWING.


    From time to time, the Atlas Global Growth Fund, the Atlas Strategic Income Fund, the Atlas Strategic Growth Fund and the Atlas Emerging Growth Fund may each increase its ownership of securities by borrowing from banks on an unsecured basis and investing the borrowed funds. Any such borrowing will be made by a Fund only from banks, and pursuant to the requirements of the 1940 Act, will be made only to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of the Fund's assets so computed should fail to meet the 300% asset coverage requirement, the Fund is required within three days to reduce its bank debt to the extent necessary to meet such requirements and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Fund would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Borrowing for investment increases both investment opportunity and risk. Since substantially all of a Fund's assets fluctuate in value whereas borrowing obligations are fixed, when the Fund has outstanding borrowings, its net asset value per share will tend to increase and decrease more when its portfolio assets fluctuate in value than would otherwise be the case.


ILLIQUID AND RESTRICTED SECURITIES.

    As a matter of operating policy, each of the Funds and the Portfolio will limit investment in illiquid assets to no more than 10% of total assets. The expenses of registration of restricted securities that are illiquid (excluding securities that may be resold by a Fund pursuant to Rule 144A) may be negotiated by a Fund at the time such securities are purchased by the Fund. When such registration is required before such securities may be sold, a considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell them. Thus, the Fund would bear the risks of any downward price fluctuation during that period. A Stock Fund also may acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by the Fund at a time when such sale would be desirable and might lower the amount realizable upon the sale of such securities.

ZERO COUPON SECURITIES.

    The underlying Atlas Funds (other than the U.S. Treasury Money Fund) may invest in zero coupon securities issued by the U.S. Treasury or by corporations. Zero coupon Treasury securities are: (i) U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts, or (ii) certificates representing interests in such stripped debt obligations or coupons. Corporate and municipal zero coupon securities are: (i) notes or debentures that do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or debenture that pay no current interest until a stated date one or more years in the future, after which the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance. Such zero coupon securities, in addition to being subject to the risks identified below, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation.

    Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to a greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Because a Fund accrues taxable income from these securities without receiving cash, such Fund may be required to sell portfolio securities in order to pay a dividend depending upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund. A Fund might also sell portfolio securities to maintain portfolio liquidity. In either case, cash distributed or held by a Fund and not reinvested in Fund shares will hinder the Fund in seeking current income.




DEBT SECURITIES OF U.S. COMPANIES.

    The Atlas Strategic Income Fund's investments in fixed-income securities issued by domestic companies and other issuers may include debt obligations (bonds, debentures, notes, mortgage-backed and asset-backed securities and CMOs) as well as preferred stocks.

    The risks attendant to investing in high-yielding, lower-rated bonds are described above. If a sinking fund or callable bond held by the Fund is selling at a premium (or discount) and the issuer exercises the call or makes a mandatory sinking fund payment, the Fund would realize a loss (or gain) in market value; the income from the reinvestment of the proceeds would be determined by current market conditions, and investment of that income may occur at times when rates are generally lower than those on the called bond.

PREFERRED STOCKS.

    The underlying Atlas Stock Funds may invest in preferred stocks. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the prices of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends on common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

PARTICIPATION INTERESTS.


    The Atlas Strategic Income Fund may invest in participation interests, subject to the limitation on investments by the Fund in illiquid investments. Participation interests represent an undivided interest in or assignment of a loan made by the issuing financial institution. No more than 5% of the Fund's net assets may be invested in participation interests of the same issuing financial institution. Participation interests are primarily dependent upon the financial strength of the borrower, which is obligated to make payments of principal and interest on the loan, and there is a risk that such borrowers may have difficulty making payments. Such borrowers may have senior securities rated as low as "C" by Moody's or "D" by Standard & Poor's. In the event the borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income and might experience a decline in the net asset value of its shares. In the event of a failure by the financial institution to perform its obligation in connection with the participation agreement, the Fund might incur certain costs and delays in realizing payment or might suffer a loss of principal and/or interest. The Fund's Sub-adviser has set certain creditworthiness standards for issuers of loan participation and monitors their creditworthiness.


ASSET-BACKED SECURITIES.

    These securities, issued by trusts and special purpose corporations, are backed by pools of assets, primarily automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market's perception of the assets backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or a priority to certain of the borrower's other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans and underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

SHORT SALES AGAINST-THE-BOX.

    In such short sales, while the short position is open, the underlying Atlas Stock Fund must own an equal amount of the securities sold short, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of the securities sold short. Short sales against-the-box may be made to defer, for Federal income tax purposes, recognition of gain or loss on the sale of securities "in the box" until the short position is closed out.

FLOATING RATE AND VARIABLE RATE OBLIGATIONS AND PARTICIPATION INTERESTS.

    The underlying Atlas Funds may purchase floating rate and variable rate obligations, including participation interests therein. The S&P 500 Index Fund will not invest more than 10% of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Floating rate or variable rate obligations provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate at a major commercial bank) or is reset on a regular basis by a bank or investment banking firm to a market rate. At specified times, the owner can demand payment of the obligation at par plus accrued interest. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate. Frequently banks provide letters of credit or other credit support or liquidity arrangements to secure these obligations. The quality of the underlying creditor or of the bank, as the case may be, must, as determined by the Investment Adviser or Sub-adviser, be equivalent to the quality standard prescribed for the Fund. The maturity of floating and variable rate obligations is equal to the period during which a particular rate is in effect, or, if longer, the period required to demand payment of the obligation.

    The Funds may invest in participation interests purchased from banks in floating rate or variable rate obligations owned by banks. A participation interest gives the purchaser an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the total principal amount of the obligation, and provides a demand repayment feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the participation interest or another bank). A Fund holding a participation interest has the right to sell the instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund's participation interest in the underlying obligation, plus accrued interest.


THE S&P 500 INDEX FUND AND S&P 500 INDEX MASTER PORTFOLIO.


    Neither the S&P 500 Index Fund nor the S&P 500 Index Master Portfolio ("Master Portfolio") is sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the S&P 500 Index Fund, the Master Portfolio or any member of the public regarding the advisability of investing in securities generally or in the S&P 500 Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the S&P 500 Index Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the S&P 500 Index Fund. S&P has no obligation to take the needs of the S&P 500 Index Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the S&P 500 Index Fund's shares or the timing of the issuance or sale of the S&P 500 Index Fund's shares or in the determination or calculation of the equation by which the S&P 500 Index Fund's shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the S&P 500 Index Fund's shares.

    S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the S&P 500 Index Fund or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.


MASTER/FEEDER STRUCTURE.


    The S&P 500 Index Fund seeks to achieve its investment objective by investing all of its assets into the Master Portfolio. The S&P 500 Index Fund and other entities investing in the Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of the S&P 500 Index Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Master Portfolio itself is unable to meet its obligations. Accordingly, the Trust's Board of Trustees believes that neither the S&P 500 Index Fund nor its shareholders will be adversely affected by investing S&P 500 Index Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Trust's Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

    The S&P 500 Index Fund may withdraw its investment in the Master Portfolio only if the Trust's Board of Trustees determines that such action is in the best interests of such S&P 500 Index Fund and its shareholders. Upon any such withdrawal, the Trust's Board would consider alternative investments, including investing all of the S&P 500 Index Fund's assets in another investment company with the same investment objective as the S&P 500 Index Fund or hiring an investment adviser to manage the S&P 500 Index Fund's assets in accordance with the investment policies described herein with respect to the Master Portfolio.




    The investment objective and other fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. Whenever the S&P 500 Index Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Board of Trustees of the Trust will determine whether to hold a meeting of its shareholders to consider such matters. If such a meeting is held, the S&P 500 Index Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the S&P 500 Index Fund receives no voting instructions will be voted in the same proportion as the votes received from the other S&P 500 Index Fund shareholders. If no meeting is held, the S&P 500 Index Fund will cast its votes in the proportion to the votes cast of all other shareholders of the Master Portfolio.




    Certain policies of the Master Portfolio which are non-fundamental may be changed by a vote of the majority of the Master Portfolio's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental polices are changed, the S&P 500 Index Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The S&P 500 Index Fund also may elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the S&P 500 Index Fund's portfolio in accordance with its objective. In the latter case, the S&P 500 Index Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholder's investments in the S&P 500 Index Fund. The S&P 500 Index Fund will provide shareholders with 30 days written notice prior to the implementation of any change in the investment objective of the S&P 500 Index Fund or the Master Portfolio, to the extent possible.

INVESTMENT COMPANIES.

    The S&P 500 Index Fund may invest in securities issued by other open-end management investment companies, including investment companies that are affiliated with the S&P 500 Index Fund and its advisor, Barclays Global Fund Advisors ("BGFA") and, respectively, the Atlas Funds and Atlas Advisers, Inc. (the "Adviser"), to the extent permitted under the 1940 Act. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of the S&P 500 Index Fund or any Atlas Fund, total assets with respect to any one investment company and (iii) 10% of the S&P 500 Index Fund's total assets with respect to all such companies in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses. The S&P 500 Index Fund may also purchase shares of exchange-listed closed-end funds to the extent permitted under the 1940 Act.

    Also please note that the risks inherent with each of the underlying mutual funds included in the Fund of Funds continue to be borne by a stockholder in their respective weighting within that portfolio.

                      FUNDAMENTAL INVESTMENT RESTRICTIONS

     The Portfolio has adopted the following fundamental investment policies and investment restrictions in addition to the policies and restrictions discussed in the Prospectus. The policies and restrictions listed below cannot be changed without approval by the holders of a "majority of the outstanding voting securities" of the Portfolio (which is defined in the 1940 Act) to mean the lesser of (i) 67% or more of the outstanding voting securities of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities of the Portfolio. These restrictions provide that the Portfolio may not:

     (1) Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in the underlying Atlas Funds or other registered investment companies) if with respect to 75% of the Portfolio's assets, as a result, more than 5% of the value of such assets of the Portfolio would be invested in the securities of any one issuer or the Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer.

     (2) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Portfolio's investments in that industry would exceed 25% of the current value of the Portfolio's total assets, provided that there is no limitation with respect to investments in (i) other investment companies; (ii) obligations of the United States Government, its agencies or instrumentalities; and (iii) obligations of domestic banks. For purposes of this policy, the Portfolio has adopted the industry classification set forth in the

     Appendix to this SAI which may be amended from time to time without shareholder approval.

     (3) Invest in companies for the purpose of exercising control or management.

     (4) Purchase or sell real estate or real estate limited partnership interests; provided, however, that the Portfolio may invest in an underlying Atlas Fund that invests in readily marketable securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

     (5) Purchase or sell commodities or commodities contracts or interests in oil, gas or other mineral exploration or development programs, provided, however, that the Portfolio may invest in an underlying Atlas Fund that may purchase and sell interest rate futures contracts and related options, stock index futures contracts and related options and forward foreign currency contracts.

     (6) Mortgage, pledge or in any other manner transfer, as security for any indebtedness, any of its assets; provided that this restriction shall not apply to the transfer of securities in connection with a permissible borrowing. For purposes of this restriction, (a) the deposit of assets in escrow or a segregated account in connection with the writing of covered put or call options, the purchase of securities on a when-issued or delayed-delivery basis, or the undertaking of another investment technique utilizing a cover or segregated account arrangement by an underlying Atlas Fund, and (b) collateral arrangements with respect to (i) the purchase and sale of options on securities and options on indexes and (ii) initial or variation margin for futures contracts by an underlying Atlas Fund will not be deemed to be pledges of the Portfolio's assets.

     (7) Purchase securities on margin or effect short sales, except that the Portfolio may invest in an underlying Atlas Fund that may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, and may make margin payments in connection with futures contracts and related options and the underlying Atlas Stock Funds may effect short sales against-the-box.

     (8) Engage in the business of underwriting securities issued by others, except to the extent that it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of the Portfolio's securities.

     (9) Make loans to any person or firm; provided, however, that the acquisition for investment of a portion of an issue of publicly distributed bonds, debentures, notes or other evidences of indebtedness of any corporation or government shall not be construed to be the making of a loan; and provided further that a Portfolio may enter into repurchase agreements and may make loans of portfolio securities.

     (10) Purchase from or sell portfolio securities to its officers, directors or other "interested persons" (as defined in the 1940 Act) (other than otherwise unaffiliated brokers and the underlying Atlas Funds) of the Portfolio or of the Trust.

     (11) Borrow money, except from banks for temporary or emergency purposes not in excess of 33 1/3% of the value of the Portfolio's total assets. The Portfolio will not purchase securities if such borrowings are outstanding in excess of 5% of the value of the Portfolio's total assets. In the event that the asset coverage for the Portfolio's borrowings falls below 300%, the Portfolio will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage.

     (12) Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into repurchase transactions.

    If a percentage restriction on investment or utilization of assets in a fundamental policy or restriction is adhered to at the time an investment is made, a later change in percentage ownership of a security or kind of securities resulting from changing market values will not be considered a violation of Portfolio investment policies or restrictions.

                               PORTFOLIO TURNOVER

    For reporting purposes, the Portfolio calculates its portfolio turnover rate by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Portfolio during the fiscal year. In determining portfolio turnover, the Portfolio excludes all securities whose maturities at the time of acquisition were one year or less. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Portfolio (other than short-term money market securities) were replaced once during the fiscal year.

    The Portfolio will purchase or sell securities to: (i) accommodate purchases and sales of the Portfolio's shares; (ii) change the percentages of the Portfolio's assets invested in each of the underlying Atlas Funds in response to market conditions; and (iii) maintain or modify the allocation of the Portfolio's assets among the underlying Atlas Funds within the percentage limits described in the Prospectus.


Portfolio Turnover Rate:

YEAR ENDED DECEMBER 31,                  RATE
-----------------------                  ----
2003                                     37.26%
2004                                     59.27%


                             MANAGEMENT OF THE TRUST

ORGANIZATION.

    Atlas Insurance Trust (the "Trust") is an open-end, management investment company, or mutual fund, offering a choice of investment portfolios or funds to investors through the purchase of the Atlas Portfolio Builder variable annuity contracts issued by Transamerica Life Insurance Company ("Transamerica Life"). The Trust currently consists of one investment portfolio, the Atlas Balanced Growth Portfolio (the "Portfolio"). The Portfolio is a "nondiversified" investment company for purposes of the 1940 Act because it invests in the securities of a limited number of mutual funds. However, the underlying Atlas Funds are diversified investment companies.

    When you purchase an Atlas Portfolio Builder variable annuity contract, you may allocate all or a portion of your premium payments to the Portfolio as an investment option under such contract. The Atlas Portfolio Builder, in turn, places orders to purchase and redeem shares of the Portfolio based on the amount of premium payments to be invested and surrender and transfer requests to be effected on that date.


    The Trust is governed by a Board of Trustees. The Board of Trustees meets periodically throughout the year and supervises the business activities of the Trust, which include the hiring and supervision of professionals to administer the Portfolio, approval of contracts, election of officers, and approval of independent registered public accounting firm selection and reports. The Trustees bring to the Portfolio extensive experience in investments, financial services management, economics, and accounting. Their primary responsibility in overseeing the Portfolio is to serve the investors' best interests.

    The Trust was organized as a business trust under the laws of Delaware on January 27, 1997. The Trust may issue an unlimited number of shares of beneficial interest all having no par value. Since the Trust may offer multiple investment Portfolios, it is known as a "series company." Shares of a Portfolio have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation of such Portfolio. Shares are fully paid and nonassessable when issued, and have no preemptive or conversion rights. The Trust is not required to hold annual shareholders' meetings and does not intend to do so. However, it will hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment advisory contract. If shares of more than one Portfolio are outstanding, shareholders will vote by Portfolio and not in the aggregate except when voting in the aggregate is permitted under the 1940 Act, such as for the election of trustees. The Board of Trustees may authorize the issuance of additional Portfolios if deemed desirable, each with its own investment objective, policies and restrictions.


TRUSTEES AND OFFICERS.


    The Trustees and principal officers of the Trust, their business addresses, age as of April 30, 2005, positions held, length of time served, principal occupations for the past five years, other trusteeships/directorships held and number of funds overseen by each Trustee are set forth in the following table.


TRUSTEES WHO ARE "INTERESTED PERSONS" OF THE TRUST


                                                                                        NUMBER OF
                                                                                      PORTFOLIOS IN          OTHER
                                            TERM OF OFFICE         PRINCIPAL          FUND COMPLEX       TRUSTEESHIPS/
                             POSITION(S)     AND LENGTH OF   OCCUPATION(S) DURING      OVERSEEN BY       DIRECTORSHIPS
 NAME, ADDRESS, AND AGE    HELD WITH FUND     TIME SERVED        PAST 5 YEARS          TRUSTEE(4)       HELD BY TRUSTEE
-------------------------- ---------------- ---------------- ---------------------- ------------------ -----------------

Marion O. Sandler,         Trustee,         Since 9/1997     Chairman of the        Seventeen          Atlas Funds
74  (1)                    Chairman of                       Board and Chief
1901 Harrison Street       the Board                         Executive Officer of
Oakland, CA 94612                                            World Savings Bank,
                                                             FSB ("World
                                            Term:            Savings"), Golden
                                            Continuous       West Financial
                                                             Corporation
                                                             ("GWFC"), Atlas
                                                             Securities, Inc.

                                                             ("Distributor") and
                                                             Atlas Advisers, Inc.
                                                             ("Adviser")

Russell W. Kettell,  61    Trustee          Since 9/1997     President of GWFC      Seventeen          Atlas Funds
(1)                                         Term:            and Senior Executive
1901 Harrison Street                        Continuous       Vice President of
Oakland, CA 94612                                            World Savings



TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF THE TRUST


                                                                                        NUMBER OF
                                                                                      PORTFOLIOS IN         OTHER
                                            TERM OF OFFICE         PRINCIPAL          FUND COMPLEX      TRUSTEESHIPS/
                             POSITION(S)     AND LENGTH OF   OCCUPATION(S) DURING      OVERSEEN BY      DIRECTORSHIPS
 NAME, ADDRESS, AND AGE    HELD WITH FUND     TIME SERVED        PAST 5 YEARS          TRUSTEES(4)     HELD BY TRUSTEES
-------------------------- ---------------- ---------------- ---------------------- ------------------ -----------------

Barbara A. Bond,    58     Trustee          Since 9/1997     Certified Public       Seventeen          Atlas Funds
(2) (3) (5)                                 Term:            Accountant/Tax
794 Davis Street                            Continuous       Partner of Hood &
San Leandro, CA                                              Strong LLP
94577-6900

Jerome A. Gitt             Trustee          Since            July 2000 to present   Seventeen          Atlas Funds
62  (2)                                     11/04            - retired; January
794 Davis Street                            Term:            1989 to July 2000 -
San Leandro, CA                             Continuous       First Vice
94577-6900                                                   President/Equity
                                                             Securities Research
                                                             Analyst covering
                                                             thrifts, banks and
                                                             financial related
                                                             companies for
                                                             Merrill Lynch & Co.

Daniel L. Rubinfeld,       Trustee          Since 3/1999     Professor of Law and   Seventeen          Atlas Funds
59  (2) (5)                                 Term:            Professor of
794 Davis Street                            Continuous       Economics,
San Leandro, CA                                              University of
94577-6900                                                   California,
                                                             Berkeley.

David J. Teece,            Trustee          Since 9/1997     Professor, Haas        Seventeen          Atlas Funds,
56  (2)                                     Term:            School of Business                        LECG Corp.: a
794 Davis Street                            Continuous       and Director,                             professional
San Leandro, CA                                              Institute of                              services firm
94577-6900                                                   Management,
                                                             Innovation and
                                                             Organization,
                                                             University of
                                                             California, Berkeley

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES


                                                TERM OF OFFICE
                            POSITION(S) HELD    AND LENGTH OF
 NAME, ADDRESS, AND AGE        WITH FUND         TIME SERVED        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------- ------------------- ----------------- --------------------------------------------------

W. Lawrence Key, 51       President and        Since 8/2004      August 2004 to present - President and Chief
794 Davis Street          Chief Operating                        Operating Officer of the Trust, Atlas Funds, the
San Leandro, CA           Officer              Term of Offices:  Distributor and the Adviser; January 2004 to
94577-6900                                     Continuous        present - Group Senior Vice President of World
                                                                 Savings; December 2003 to present - Director of the
                                                                 Distributor and the Adviser; September 2001 to December
                                                                 2003 - Group Senior Vice President and Chief Operating
                                                                 Officer of the Trust, Atlas Funds, the Distributor
                                                                 and the Adviser; May 2000 to August 2001 - Group
                                                                 Senior Vice President and National Sales Manager
                                                                 of the Distributor; August 1993 to April 2000 -
                                                                 Senior Vice President and National Sales Manager
                                                                 of the Distributor

Lezlie A. Iannone, 47     Senior Vice          Since 10/2004     October 2004 to present - Senior Vice President
794 Davis Street          President and                          and Secretary of the Trust, Atlas Funds, the
San Leandro, CA           Secretary            Term of Offices:  Distributor and the Adviser; May 2000 to present
94577-6900                                     Continuous        - Senior Vice President of the Distributor;
                                                                 April 1997 to April 2000 - Vice President of the
                                                                 Distributor

Gene A. Johnson, 53       Vice President and   Since 1/2000      January 2000 to present - Vice President of the
794 Davis Street          Treasurer            Since 7/1998      Trust, Atlas Funds and the Adviser; July 1998 to
San Leandro, CA                                                  present - Treasurer of the Trust and Atlas
94577-6900                                     Term of Offices:  Funds; July 1998 to December 1999 - Assistant
                                               Continuous        Vice President of the Trust and Atlas Funds

Jeanette Smith,           First Vice           Since 11/2004     November 2004 to present - First Vice President
44                        President and                          of the Trust and Atlas Funds; October 2004 to
794 Davis Street          Chief Compliance     Since 8/2004      present - First Vice President and Chief
San Leandro, CA           Officer                                Compliance Officer of the Adviser; August 2004
94577-6900                                     Term of Offices:  to present - Chief Compliance Officer of the
                                               Continuous        Trust and Atlas Funds; June 2003 to January 2005
                                                                 - First Vice President of the Distributor;
                                                                 February 1997 to May 2003 - Vice President of
                                                                 the Distributor


(1) Trustee or officer who is an "interested person" of the Trust due to his affiliation with the Trust's investment manager.
(2)  Member of the Contracts Committee and Audit Committee.
(3) In her capacity as a Partner of Hood & Strong, Ms. Bond prepares tax returns for Mrs. Sandler and her husband and a private foundation which they have established. Fees for such work are paid to Hood & Strong and are not material.
(4)  Includes the portfolios of Atlas Funds (16) and Atlas Insurance Trust (1).
(5)  Member of the Nominating Committee.

COMMITTEES OF THE BOARD


    The Trust has an Audit Committee comprised of Ms. Bond, who serves as Chair, and Messrs. Gitt, Rubinfeld and Teece, all independent members of the Board. The function of the Audit Committee is the oversight of the Trust's accounting and financial reporting policies and practices, its internal control and the internal control of the Trust's principal service providers. The Audit Committee acts as a liaison between the Trust's independent registered public accounting firm and the full Board of Trustees. There were four Committee meetings during 2004.


    The Trust has a Contracts Committee comprised of Mr. Rubinfeld, who serves as Chair, Ms. Bond, Mr. Gitt and Mr. Teece, all independent members of the Board. The Contract Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the Trust and its investment adviser or its affiliates, such as the investment advisory contracts, principal underwriting agreement, and plans of distribution under Rule 12b-1, that the Trust may enter into, renew or continue prior to voting thereon, and to make its recommendations to the full Board of Trustees on these matters. The Contracts Committee met once during 2004.

    The Trust has a Nominating Committee comprised of Ms. Bond and Mr. Rubinfeld, both independent members of the Board. The Nominating Committee's functions are to evaluate the size and composition of the Board, and formulate policies and objectives concerning the desired mix of independent trustee skills and characteristics, identify and screen trustee candidates for appointment to the Board, and submit final recommendations to the full Board for approval, review independent trustee compensation at least every two years, and expense reimbursement policies as appropriate, review memoranda prepared by legal counsel relating to positions, transactions and relationships that could reasonably bear on the independence of trustees or raise concerns regarding potential conflicts of interest, and make recommendations to the full Board concerning the appointment of independent trustees to the Board's committees and, if considered desirable, the appointment of the Chair of each Board committee and periodic changes in those appointments and designations. The Nominating Committee met twice during 2004.

OWNERSHIP OF TRUST SHARES.

TRUSTEES WHO ARE "INTERESTED PERSONS" OF THE TRUST


                                                                                         AGGREGATE DOLLAR RANGE OF
                                                                                          EQUITY SECURITIES IN ALL
                                                                                           REGISTERED INVESTMENT
                                                                                           COMPANIES OVERSEEN BY
                                                                                        TRUSTEES IN THE ATLAS FAMILY
                                  DOLLAR RANGE OF EQUITY SECURITIES IN A FUND AS OF    OF INVESTMENT COMPANIES AS OF
NAME OF TRUSTEE                                       12/31/04                                    12/31/04
------------------------------- ------------------------------------------------------ -------------------------------

Marion O. Sandler               Emerging Growth-over $100,000                                  Over $100,000
                                Global Growth-over $100,000
                                Growth Opportunities-over $100,000
                                S&P 500 Index-$50,001-$100,000
                                Strategic Growth-over $100,000
                                Strategic Income-$50,001-$100,000
                                CA Municipal Money Market-$50,001-$100,000
                                Money Market-over $100,000
                                U.S. Treasury Money Market-$1-$10,000

Russell W. Kettell              Money Market-$1-$10,000                                          $1-$10,000



TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF THE TRUST


                                                                                         AGGREGATE DOLLAR RANGE OF
                                                                                          EQUITY SECURITIES IN ALL
                                                                                           REGISTERED INVESTMENT
                                                                                           COMPANIES OVERSEEN BY
                                                                                        TRUSTEES IN THE ATLAS FAMILY
                                  DOLLAR RANGE OF EQUITY SECURITIES IN A FUND AS OF    OF INVESTMENT COMPANIES AS OF
NAME OF TRUSTEES                                      12/31/04                                    12/31/04
------------------------------- ------------------------------------------------------ -------------------------------

Barbara A. Bond                 Growth Opportunities-$1-$10,000                               $10,001-$50,000
                                U.S. Government and Mortgage Securities-$1-$10,000

Jerome A. Gitt                  None                                                                None

Daniel L. Rubinfeld             Growth Opportunities-over $100,000                             Over $100,000
                                U.S. Government and Mortgage
                                Securities-$10,001-$50,000
                                CA Municipal Money Market-over $100,000

David J. Teece                   None                                                               None

    The following table sets forth the aggregate compensation paid by the Atlas Funds and the Trust for the Trust's fiscal year ended December 31, 2004 to the Trustees of the Atlas Funds that are not affiliated with the Adviser (the same persons serve as the unaffiliated Trustees of the Trust) and the aggregate compensation paid to such Trustees for service on the Atlas Funds' Board and that of all other funds in the "company complex" (including the Trust), as defined in Schedule 14A under the Securities Exchange Act of 1934:


                                                        PENSION OR                                TOTAL
                                                        RETIREMENT                            COMPENSATION
                                     AGGREGATE       BENEFITS ACCRUED    ESTIMATED ANNUAL    FROM TRUST AND
                                 COMPENSATION FROM   AS PART OF TRUST     BENEFITS UPON      COMPANY COMPLEX
NAME                                   TRUST             EXPENSES           RETIREMENT      PAID TO TRUSTEES
------------------------------- -------------------- ------------------ ------------------- ------------------

TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF THE TRUST

Barbara A. Bond                        $391                None                N/A                 $391 (17)*

Jerome A. Gitt                          $66                None                N/A                  $66 (17)*

Daniel L. Rubinfeld                    $356                None                N/A                 $356 (17)*

David J. Teece                         $331                None                N/A                 $331 (17)*


TRUSTEES WHO ARE "INTERESTED PERSONS" OF THE TRUST
Marion O. Sandler                      None                None                N/A                 None

Russell W. Kettell                     None                None                N/A                 None

*Indicates total number of funds in Company Complex

CODE OF ETHICS.


    The Trust, the Adviser and the Distributor have adopted a joint code of ethics under rule 17j-1 of the 1940 Act. Barclays Global Fund Advisors, Boston Safe Advisers, Inc., Hotchkis and Wiley Capital Management LLC, Madison Investment Advisers, Inc., New York Life Investment Management LLC, OppenheimerFunds, Inc., Renaissance Investment Management and Turner Investment Partners, Inc., the Sub-Advisers to the underlying Atlas Funds, also have each adopted codes of ethics under rule 17j-1 of the 1940 Act which have been approved by the Board of Trustees of the Trust. These codes of ethics permit personnel who are subject to the codes to invest in securities, including securities that may be purchased or held by the underlying Atlas Funds subject to certain pre-clearance, reporting and other requirements.


PROXY VOTING PROCEDURES.

    The Trust has delegated proxy voting responsibilities for securities held by the funds to the Adviser and the underlying Atlas Funds' Sub-Advisers, as applicable, subject to the Board's general oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with each underlying Atlas Fund's and its shareholders best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser and the underlying Atlas Funds' Sub-Advisers have adopted their own proxy voting policies and guidelines for this purpose (collectively, the "Proxy Voting Procedures"). The Proxy Voting Procedures address, among other things, material conflicts of interest that may arise between the interests of a Fund and the interests of the Adviser, the underlying Atlas Funds' Sub-Advisers and their affiliates. The Proxy Voting Procedures are provided in Appendix B of this SAI.

    Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling 1-800-933-2852 toll-free and (2) on the SEC's website at www.sec.gov.

         CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


    As of March 31, 2005, Transamerica Life Insurance Company, 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499-1306, an Iowa corporation and the issuer of the Atlas Portfolio Builder variable annuity contracts, owned of record an aggregate of approximately 99.25% of the outstanding shares of the Portfolio. As of that date, Golden West Financial Corporation, 1901 Harrison Street, Oakland, CA 94612, a Delaware corporation and sole shareholder of the Adviser and the Distributor, owned beneficially and of record an aggregate of approximately 0.75% of the outstanding shares of the Portfolio, and none of the officers and trustees owned any of the shares of the Portfolio.


                    INVESTMENT MANAGEMENT AND OTHER SERVICES


    The Adviser, a wholly owned subsidiary of Golden West Financial Corporation, serves as the investment manager/administrator to the Trust. Golden West Financial Corporation is a New York Stock Exchange listed savings and loan holding company headquartered in Oakland, California. The Trust has entered into an Investment Management Agreement with the Adviser dated August 6, 1997 (the "Management Agreement"), which was last approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, at a meeting held on November 19, 2004.

    In determining whether to renew the Management Agreement with the Trust, the Contracts Committee of the Board of Trustees evaluated information provided by the Adviser in accordance with Section 15(c) of the 1940 Act, and provided its recommendations to the full Board of Trustees. At its meeting on November 19, 2004, the Committee and Board considered a number of factors in renewing the Agreement, including (1) the nature, extent and quality of the services to be provided by the Adviser; (2) the investment performance of the Portfolio, including a comparison and ranking against the Portfolio's respective Lipper category; (3) the costs of the services to be provided and profits to be realized by the Adviser from the relationship with the Portfolio; (4) the extent to which economies of scale would be realized as the Portfolio grows; (5) whether the fee levels reflect those economies of scale for the benefit of shareholders; and (6) comparisons of the services.

    After consideration of these and other factors, the Committee and the Board, including all the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, unanimously concluded that the terms of the Management Agreement was reasonable, fair and in the best interests of the Portfolio and its shareholders, and that the fees provided therein were fair and reasonable in light of usual and customary charges for services of the same nature and quality.


    Pursuant to the Management Agreement, the Portfolio pays the Adviser a fee at an annual rate of 0.25% of the Portfolio's average daily net assets. The Portfolio is responsible for its own operating expenses including, but not limited to: transfer agent, custodian, legal, and auditing fees and expenses; compensation of Trustees who are not interested persons of the Adviser; taxes, if any; costs and expenses of calculating its daily net asset value, accounting, bookkeeping, and recordkeeping required under the 1940 Act; insurance premiums; trade association dues; fees and expenses of registering and maintaining registration of its shares for sale under federal and applicable state securities laws; all costs associated with shareholders' meetings and the preparation and dissemination of proxy materials which are appropriately allocable to the Portfolio; printing and mailing prospectuses, statements of additional information, and reports to existing shareholders; and other expenses relating to the Portfolio's operations. As stated in the Prospectus, the Adviser has agreed to reduce its fee and assume expenses of the Portfolio to the extent necessary to limit the Portfolio's total direct operating expenses to an annual rate of 0.50%. For the fiscal years ended December 31, 2002, 2003 and 2004 the Adviser received management fees in the amount $0, $0 and $471, respectively.


    The Management Agreement with respect to the Portfolio is for an initial term of two years and may be renewed from year to year afterwards, provided that any such renewal has been specifically approved at least annually by (i) the majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, or (ii) the vote of a majority of trustees who are not parties to the Management Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Management Agreement also provides that either party thereto has the right with respect to any Portfolio to terminate it without penalty, upon 60 days written notice to the other party, and that the Management Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).





     The directors and officers of the Adviser are: Marion O. Sandler (Director), James H. Hubbell (Director), Russell W. Kettell (Director), W. Lawrence Key (Director, President and Chief Operating Officer), Matthew L. Sadler (Senior Vice President), Lezlie A. Iannone (Senior Vice President and Secretary), Mary Jane Fross (Vice President and Controller), Gene A. Johnson (Vice President and Treasurer) and Jeanette Smith (First Vice President and Chief Compliance Officer).


PORTFOLIO MANAGERS FOR THE UNDERLYING ATLAS FUNDS.


- Joan Sabella, a Director of New York Life Investment Management LLC, is responsible for the day-to-day portfolio management of BALANCED FUND (since October 2004). Ms. Sabella has been managing balanced and fixed income separate accounts since 1978. She also coordinates fixed income research and trading. Ms. Sabella is a member of the CFA Institute, the Financial Planning Association, and holds the designation of Certified Financial Planner (CFP).

- John F. Flahive, Vice President with Boston Safe Advisors, Inc., is responsible for the day-to-day portfolio management of U.S. Treasury Money Fund and Money Market Fund (since December 2004). Mr. Flahive has been portfolio manager for other Atlas funds since November 1994. Before joining Boston Safe, Mr. Flahive was a Senior Portfolio Manager at Neuberger & Berman for approximately one year. Previously, he was in the municipal bond departments of
T. Rowe Price and Dean Witter for approximately eight years.

- Christopher Leavy, Senior Vice President of OppenheimerFunds, Inc. and David Poiesz of OppenheimerFunds, Inc. are the portfolio managers of GROWTH OPPORTUNITIES FUND (since October 2000 and June 2004, respectively). From 1997 to 2000, Mr. Leavy was a member of the investment team at Morgan Stanley Dean Witter Investment Management, where he led the management of approximately $6 billion in large cap equities and also managed a $900 million small cap mutual fund. Prior to joining Oppenheimer, Mr. Poiesz was a senior portfolio manager at Merrill Lynch from 2002 to 2004. In addition, Mr. Poiesz was a founding partner of RiverRock, a tech-oriented hedge fund from 1999 to 2001 and a portfolio manager at Jennison Associates from 1992-1999.

- William L. Wilby, Senior Vice President of OppenheimerFunds, Inc. and Rajeev Bhaman, Vice President of OppenheimerFunds, Inc. are responsible for the day-to-day management of GLOBAL GROWTH FUND (since April 1996 and August 2004, respectively). During the past five years, Mr. Wilby has served as an officer and portfolio manager for various funds managed by OppenheimerFunds. Previously, he was an international investment strategist at Brown Brothers, Harriman & Co. Mr. Bhaman has served as Vice President of Oppenheimer since November 1996.

- Michael E. Schroer, Managing Partner and Chief Investment Officer of Renaissance Investment Management, is responsible for the day-to-day portfolio management of Strategic Growth Fund (since October 2004). Mr. Schroer has been with the firm since 1984. As Chief Investment Officer for Renaissance, he supervises the management and direction of the firm's investment research efforts as well as determining overall portfolio strategy.

- Arthur P. Steinmetz, Senior Vice President and Portfolio Manager of OppenheimerFunds, Inc., is responsible for the day-to-day portfolio management of STRATEGIC INCOME FUND (since May 1996). During the past five years, Mr. Steinmetz has served as an officer and portfolio manager of various funds managed by OppenhimerFunds, Inc.

- Angelo Manioudakis, Benjamin Gord and Geoffrey Caan are primarily responsible for the day-to-day management of the U.S. GOVERNMENT AND MORTGAGE SECURITIES FUND (since March 2005). Mr. Manioudakis is head of Oppenheimer's fixed-income portfolio management team. Prior to joining Oppenheimer in 2002, Mr. Manioudakis was an executive director and portfolio manager at Morgan Stanley Investment Management for over eight years. Mr. Gord is a portfolio manager specializing in mortgage-backed securities and also heads the group's quantitative research effort. From 1992 until joining Oppenheimer in 2002, Mr. Gord was an executive director and a member of the fixed income portfolio management team at Morgan Stanley Investment Management. Mr. Caan is a portfolio manager specializing in mortgage-backed securities and structured products. Prior to joining Oppenheimer in 2003, Mr. Caan was Vice President and portfolio manager at ABN Amro North America.

- The VALUE FUND is managed by Hotchkis and Wiley Capital Management LLC's investment team. Patty McKenna, Sheldon Lieberman, Joe Huber, George Davis and Stan Majcher are responsible for the day-to-day management of the VALUE FUND (since May 2004). Ms. McKenna is a Principal and Portfolio Manager of HWCM and has authority to direct trading on the Fund. Ms. McKenna joined HWCM in 1995 as a portfolio manager and analyst. Sheldon Lieberman is a Principal and Portfolio Manager of HWCM. Mr. Lieberman joined HWCM in 1994 as a portfolio manager and analyst and has authority to direct trading on the Fund. Joe Huber is a Principal and Portfolio Manager and Director of Research of HWCM and is jointly responsible for the day-to-day management of the Fund's cash flows, which includes directing the Fund's purchases and sales to ensure that the Fund's holdings remain reflective of the "target portfolio." Mr. Huber joined HWCM in 2000 as portfolio manager and analyst and soon thereafter became director of research. George Davis is a Principal and Portfolio Manager and Chief Executive Officer of HWCM and has authority to direct trading on the Fund. Mr. Davis joined HWCM in 1988 as a portfolio manager and analyst. Stan Majcher is a Principal and Portfolio Manager of HWCM and is jointly responsible for the day-to-day management of the

Fund's cash flows, which includes directing the Fund's purchases and sales to ensure that the Fund's holdings remain reflective of the "target portfolio." Mr. Majcher joined HWCM in 1996 and became a portfolio manager in 1999.

- The S&P 500 INDEX FUND does not have its own investment adviser, rather it invests all of its assets in the Master Portfolio which is advised by BGFA. Ed Corallo and Patrick O'Connor are primarily responsible for the day-to-day management of the Master Portfolio (since May 2002). Mr. Corallo and Mr. O'Connor are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his or her portfolio management team with more limited responsibilities, but each Portfolio manager has appropriate limitations on his or her authority for risk management and compliance purposes. Mr. Corallo is an employee of BGFA and Barclays Global Investors, N.A. (BGI) and has been primarily responsible for the day-to-day management of the S&P 500 Index Master Portfolio for six years. Mr. O'Connor is an employee of BGFA and BGI and has been primarily responsible for the day-to-day management of the S&P 500 Index Master Portfolio for over six years.

- Christopher Berberet of Madison Investment Advisors, Inc., is primarily responsible for the day-to-day management of the AMERICAN ENTERPRISE BOND FUND (since May 2003). Mr. Berberet is the Managing Director of Madison and Vice President of Mosaic Funds. He has worked for Madison since 1992.

- Thomas DiBella and Kenneth W. Gainey of Turner Investment Partners, Inc. are responsible for the day-to-day portfolio management of EMERGING GROWTH FUND (since March 2003). Previously, Messrs. DiBella from 1994 and Gainey from 1999 were responsible for managing the Aetna Small Company Fund.


PRINCIPAL UNDERWRITING AGREEMENT.

    As described in the Prospectus, the Trust has adopted a Principal Underwriting Agreement with the Distributor, which serves as the sole under writer and distributor of the Portfolio's shares. No commissions are paid with respect to sales of the Portfolio's shares.

                       EXECUTION OF PORTFOLIO TRANSACTIONS

    The investment transactions of the Portfolio are expected to consist exclusively of purchases and redemptions of shares of the underlying Atlas Funds. Such purchases and redemptions will be effected directly with the underlying Funds' transfer agent, at the then current net asset values of the underlying Funds, without the use of broker-dealers. Accordingly, the Portfolio does not anticipate incurring any brokerage commissions.

DISCLOSURE OF PORTFOLIO HOLDINGS.


    The Portfolio has adopted, and the Board of Trustees has approved, policies and procedures designed to monitor the dissemination of the Portfolio's holdings.


    No disclosure of portfolio holdings information may be made to any person or entity except as follows:

    The Portfolio discloses its portfolio holdings quarterly, in its Annual and Semi-Annual Reports, as well as in filings with the SEC no later than 60 days after the end of the applicable quarter.


     To the extent permitted under applicable law, the Portfolio's chief compliance officer has authorized the release of information regarding the Portfolio's holdings on a daily basis to providers of custody, accounting and auditing to the Portfolio, currently including:

     (i) Investors Bank & Trust Company, in connection with the provision of services as the Portfolio's Custodian and Administrator; and

     (ii) Deloitte & Touche LLP, the Portfolio's independent registered public accounting firm, in connection with the provision of services related to the audit of the Portfolio's financial statements and certain non-audit services.

     In addition to this list of recipients, the Portfolio's chief compliance officer, upon receiving a specific request for a list of portfolio holdings, may decide to provide this information after concluding that disclosure of portfolio holdings is in the best interests of Portfolio shareholders. Such disclosure is only permitted if the Portfolio's chief compliance officer concludes that it is being done in a manner that, among other things, does not put the interests of the Portfolio's investment adviser, distributor, or any affiliated person of the Portfolio, the investment adviser or the distributor, above those of Portfolio shareholders.

     If disclosure is permitted, such information is strictly limited to the intended purpose that the Portfolio's chief compliance officer believes is reasonably necessary in connection with the services to be provided and made subject to the terms of a written confidentiality agreement. The terms of the written confidentiality agreement include using the information only for its intended purpose and prohibiting trades based on this information.

    The Portfolio's portfolio holdings information may not be disseminated for compensation.


                        DETERMINATION OF NET ASSET VALUE

    The price to be paid by an investor for shares of the Trust, after receipt by the Funds' Shareholder Services Agent (the "Agent") of a request in good order, is the next determined net asset value per share which the Trust calculates once daily as of the close of regular trading (normally 4:00 p.m., New York time) each business day the New York Stock Exchange ("NYSE") is open for unrestricted trading. The NYSE is currently scheduled to be closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday.


STOCK AND BOND FUNDS.


     In determining the net asset value per share of each underlying Stock Fund and Bond Fund, the fair value of all securities, determined as described below, is added to the fair value of any other assets to arrive at total assets. The Trust's liabilities, including proper accruals of taxes and other expense items, are deducted from total assets and a net asset figure is obtained. The net asset figure obtained as described above is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearer cent, is the net asset value per share. For purposes of determining the net asset value per share of each underlying Stock Fund, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the mean between the bid and offer prices of such currencies against U.S. dollars last quoted by any major bank and any changes in the value of forward contracts are included in the determination of net asset value.


    The Trust values fixed-income portfolio securities including U.S. Treasury obligations, and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit issued by banks or savings and loan associations, commercial paper, corporate short-term notes and other short term investments with original or remaining maturities in excess of 60 days at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, for securities of comparable maturity, quality and type. In circumstances where the Adviser or Sub-Adviser deems it appropriate to do so, prices obtained for the day of valuation from a bond pricing service will be used. The Trust amortizes to maturity all securities with 60 days or less to maturity based on their cost to the Trust if acquired within 60 days of maturity or, if already held by the Trust on the 60th day, based on the value determined on the 61st day.

    The Trust deems the maturities of variable or floating rate instruments, or instruments which the Trust has the right to sell at par to the issuer or dealer, to be the time remaining until the next interest rate adjustment date or until they can be resold or redeemed at par.

    The Trust values equity securities listed or traded on an exchange at their last sales price on the exchange where the security is principally traded. Lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices, based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the NASDAQ "Official Closing Price" if approved by the Board. These procedures need not be used to determine the value of debt securities owned by the Trust if, in the opinion of the Board of Trustees some other method (e.g. the mean between closing over-the-counter bid and asked prices in the case of debt instruments traded on an exchange) would more accurately reflect their fair value. A security which is listed or traded on more than one exchange is valued at the quotation of the exchange determined by the Adviser to be the primary market for such security. Shares of open end investment companies are valued at net asset value per share. Short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board.

    Securities for which market quotes are not readily available and all other securities and other assets of the Trust are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. These procedures provide a number of factors to be taken into account by a Pricing Committee composed of members of the Trust's management and representatives of the relevant portfolio management team. The Board generally reviews reports of these fair value determinations at its regular meetings, unless a valuation matter requires its earlier attention.

MONEY MARKET FUNDS.

    It is the Trust's policy to use its best efforts to maintain a constant per share price for the underlying Money Funds equal to $1.00.

    The portfolio instruments of the underlying Money Funds are valued on the basis of amortized cost. This involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price the Trust would receive if it sold the instrument.

    The valuation of the Trust's portfolio instruments based upon their amortized cost and simultaneous maintenance of the Trust's per share net asset value at $1.00 are permitted by Rule 2a-7 under the 1940 Act. Under this rule, each underlying Money Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of one year or less, and invest only in securities determined by the Board of Trustees, and as required by the rule, to be of high quality with minimal credit risks. High quality is defined as the top two quality rating grades as rated by any two nationally recognized statistical rating organizations ("NRSRO"), or by one NRSRO if rated by only one, or if not rated by an NRSRO, of comparable quality as determined by the Adviser or Sub-Adviser. The U.S. Treasury Money Fund invests only in securities guaranteed by the full faith and credit of the U.S. Government, that is, of the highest quality.

    In accordance with the rule the Board of Trustees has established procedures designed to stabilize, to the extent reasonably practicable, the Trust's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Trust's portfolio holdings by the Board of Trustees, at such intervals as they may deem appropriate, to determine whether the net asset value of the Trust calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. The rule also provides that the extent of any deviation between the Trust's net asset value based upon available market quotations or market equivalents and $1.00 per share net asset value based on amortized cost must be examined by the Trustees. In the event the Board of Trustees determines that a deviation exists which may result in material dilution or is otherwise unfair to investors or existing shareholders, they must cause the Trust to take such corrective action as they regard as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

STOCKS.

    For purposes of determining the net asset value per share of each underlying Stock Fund, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the mean between the bid and offer prices of such currencies against U.S. dollars last quoted by any major bank and any changes in the value of forward contracts are included in the determination of net asset value.

    The underlying Atlas Stock Funds value their equity securities listed or traded on an exchange at their last sales price on the exchange where the security is principally traded. Lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices, based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the Nasdaq "Official Closing Price" if approved by the Board. These procedures need not be used to determine the value of debt securities owned by a Fund if, in the opinion of the Board of Trustees, some other method (e.g. the mean between closing over-the-counter bid and asked prices in the case of debt instruments traded on an exchange) would more accurately reflect their fair value. A security which is listed or traded on more than one exchange is valued at the quotation of the exchange determined by the Board of Trustees to be the primary market for such security. Short- term obligations are valued at amortized cost, which constitutes fair value as determined by the Board. Securities for which market quotes are not readily available and all other securities and other assets of the Fund are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board.




                         SHARE PURCHASES AND REDEMPTIONS

    Transamerica Life places orders to purchase and redeem shares of the Portfolio based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to variable annuity contracts. The shares of the Portfolio are purchased and redeemed at the net asset value of the Portfolio's shares as computed on the business day (a day that the Exchange is open for trading) immediately preceding the receipt of an order in proper form.

    Although it is not expected to do so, the Trust may, from time to time, temporarily suspend the offering of shares of the Portfolio. During the period of such suspension, shareholders of the Portfolio are normally permitted to continue to purchase additional shares and to have dividends reinvested.

    No fee is charged shareholders when they purchase or redeem Portfolio shares.

                               REDEMPTIONS IN KIND

It is possible that unusual conditions may arise in the future which would, in the opinion of the Board of Trustees of the Trust, make it undesirable for the Portfolio to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in portfolio securities or other property of the Portfolio. The Trust would value securities delivered in payment of redemptions at the same value assigned to such securities in computing the net asset value per share. If the Trust so elects, however, it must pay in cash all redemptions with respect to any shareholder during any 90-day period in an amount equal to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Portfolio at the beginning of such period.




                                      TAXES

    The Portfolio intends to continue to meet all the requirements and to elect the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Each of the underlying Atlas Funds has so qualified in the past and intends to continue to so qualify. If the Portfolio distributes within specified times at least 90% of its taxable and tax-exempt net investment income, it will be taxed only on that portion, if any, which it retains.

    To so qualify under Subchapter M, the Portfolio must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in stock, securities or currencies. To qualify, the Portfolio must also diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

    Even though the Portfolio qualifies as a "regulated investment company," it may be subject to certain federal excise taxes unless the Portfolio meets certain additional distribution requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed taxable net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) ordinary income and capital gain net income actually distributed by the Portfolio in the current year and (ii) any amount on which the Portfolio pays income tax for the year. The Portfolio intends to continue to meet these distribution requirements to avoid the excise tax liability.

    Subchapter M of the Code and Section 817(h) of the Investment Company Act of 1940 include requirements relating to the diversification of investments. The diversification requirements of these laws could require the sale of assets in the portfolio, which could have an adverse impact on the net asset value.

    Because the Trust is established as an investment for variable annuity contracts, the Code imposes additional diversification requirements on the portfolio. Generally, these requirements are that at quarter end and for 30 days thereafter, no more than 55% of total assets may be in any one investment; no more than 70% in any two investments; no more than 80% in any three investments; and no more than 90% in any four investments.

    Each underlying Atlas Fund is treated as a single investment.

                             ADDITIONAL INFORMATION


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

    The Trust's Board of Trustees has appointed Deloitte & Touche LLP as the Trust's independent registered public accounting firm for the fiscal year ending December 31, 2005. Deloitte & Touche LLP will conduct the annual audit of the Trust, and will prepare the Portfolio's federal and state income tax returns and consult with the Trust as to matters of accounting and federal and state income taxation.

LEGAL OPINIONS.

    The validity of the shares offered by the Prospectus has been passed upon by Paul, Hastings, Janofsky & Walker LLP located at 55 Second Street, 24th Floor, San Francisco, California 94105. Paul, Hastings, Janofsky & Walker LLP also acts as legal counsel for the Trust's Adviser and Distributor and the underlying Atlas Funds.


                              FINANCIAL STATEMENTS

The Trust's audited financial statements for its fiscal year ended December 31, 2004, as contained in the Annual Report to Shareholders for the fiscal year ended December 31, 2004 (the "Annual Report"), are incorporated herein by reference to the Annual Report which has been filed with the SEC. Such financial statements of the Trust have been audited by the Trust's independent registered public accounting firm, Deloitte & Touche LLP, whose report thereon appears in such Annual Report; such financial statements have been incorporated herein by reference in reliance upon such report of Deloitte & Touche LLP, given upon their authority as experts in accounting and auditing.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS



         In general, the ratings of Moody's Investors Services, Inc., Standard & Poor's Corporation, and other nationally recognized rating organizations represent the opinions of these agencies as to the quality of securities which they rate. It should be emphasized that these ratings are relative and subjective and are not absolute standards of quality. Consequently, bonds with the same maturity, coupon and rating may have different yields, while other bonds of the same maturity and coupon with different ratings may have the same yield.

         These ratings will be used by the Atlas Funds as initial criteria for selection of portfolio securities, but the funds will also rely upon the independent advice of the adviser and subadvisers (if any) to evaluate potential investments.

         After purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase. Neither event will require the sale of these securities, but the Adviser will consider rating changes in determining whether the fund should continue to hold them. If a rating given by Moody's or S&P changes as a result of changes in these organizations or their rating systems, the funds will attempt to use comparable ratings as standards for their investments. Fund investments will be made and reviewed in accordance with the investment policies contained in this Prospectus and in the SAI.


MOODY'S INVESTORS SERVICE, INC. DESCRIBES ITS RATINGS FOR DEBT SECURITIES AS
FOLLOWS:

BONDS.

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge'. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are not likely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater magnitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be overly moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.




NOTES AND VARIABLE RATE OBLIGATIONS.

MIG 1/VMIG 1. The MIG 1 (or VMIG 1 for an issue with a variable rate demand feature) designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad- based access to the market for refinancings.

MIG 2/VMIG 2. The MIG 2 (or VMIG 1 for an issue with a variable rate demand feature) designation denotes high quality. Margins of protection are ample although not as large as in the preceding group.




COMMERCIAL PAPER.

PRIME-1. Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     - Leading market positions in well established industries.

     - High rates of return on funds employed.

     - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S CORPORATION DESCRIBES ITS RATINGS FOR DEBT SECURITIES AS
FOLLOWS:

BONDS.

AAA. Bonds which are rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Bonds which are rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A. Bonds which are rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB. Bonds which are rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC and CC. Bonds which are rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C and D. The rating C is reserved for income bonds on which no interest is being paid. Bonds rated D are in default and payment of interest and/or repayment of principal is in arrears.




NOTES.

SP-1. The SP-1 rating denotes a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2. The SP-2 rating denotes a satisfactory capacity to pay principal and interest.




COMMERCIAL PAPER.

A-1. The A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

A-2. The A-2 designation indicates a capacity for timely payment on issues so designated is strong; however, the relative degree of safety is not as high as for issues designated A-1.

                                   APPENDIX B

                             PROXY VOTING PROCEDURES


                      ATLAS FUNDS AND ATLAS INSURANCE TRUST
               BOSTON SAFE ADVISORS (MELLON FINANCIAL CORPORATION)
                    HOTCHKIS AND WILEY CAPITAL MANAGEMENT LLC
                        MADISON INVESTMENT ADVISORS, INC.
                     NEW YORK LIFE INVESTMENT MANAGEMENT LLC
                             OPPENHEIMERFUNDS, INC.
                        RENAISSANCE INVESTMENT MANAGEMENT
                        TURNER INVESTMENT PARTNERS, INC.
                          BARCLAYS GLOBAL FUND ADVISORS

                                   ATLAS FUNDS
                              ATLAS INSURANCE TRUST

                       PROXY VOTING POLICY AND PROCEDURES
                                  APRIL 1, 2005

         The Board of Trustees of Atlas Funds and Atlas Insurance Trust (collectively referred to as the "Trusts") have adopted the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Trusts' investment portfolios ("Funds").

I.       PROXY VOTING POLICY

A. The policy of the Trusts is to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to Atlas Advisers, Inc. (the "Adviser") as a part of the Adviser's general management of the Funds, subject to the Board's continuing oversight.

B. The Adviser may, but is not required to, further delegate the responsibility for voting proxies relating to portfolio securities held by any of the Funds to one or more of the sub-advisers retained to provide investment advisory services to such Fund, if any (each a "Sub-Adviser"). If such responsibility is delegated to a Sub-Adviser, then the Sub-Adviser shall assume the fiduciary duty and reporting responsibilities of the Adviser under these policy guidelines.

II.      FIDUCIARY DUTY

The Trusts hold the right to vote proxies with respect to portfolio securities held by the Funds. The Adviser or Sub-Adviser, to which authority to vote on behalf of any Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.

III.     PROXY VOTING PROCEDURES

A. At least annually, the Adviser (if it has retained the authority to vote proxies on behalf of any Fund) and each Sub-Adviser with authority to vote proxies on behalf of any Fund shall present to the Board its policies, procedures and other guidelines for voting proxies. In addition, the Adviser and each such Sub-Adviser shall notify the Board promptly of material changes to any of these documents.

B. At least annually, the Adviser (if it has retained the authority to vote proxies on behalf of any Fund) and each Sub-Adviser with authority to vote proxies on behalf of any Fund shall provide to the Board a record of each proxy voted that the Adviser or Sub-Adviser has identified as involving a conflict of interest. The report will indicate the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy. For this purpose, a "conflict of interest" shall be deemed to occur when the Adviser, Sub-Adviser or an affiliated person of the Adviser or Sub-Adviser has a financial interest in a matter presented by a proxy to be voted on behalf of a Fund, other than the obligation the Adviser or Sub-Adviser incurs as investment adviser to the Fund, which may compromise the Adviser's or Sub-Adviser's independence of judgment and action in voting the proxy.

IV.      REVOCATION OF AUTHORITY TO VOTE

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds may be revoked by the Board, in whole or in part, at any time.

V.       ANNUAL FILING OF PROXY VOTING RECORD

The Trusts shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the 12-month period, ended June 30, on Form N-PX no later than August 31 of each year. The Adviser (if it has retained the authority to vote proxies on behalf of any Fund) and each Sub-Adviser with authority to vote proxies on behalf of any Fund shall assist in facilitating the filing of Form N-PX by providing a record of each proxy voted on behalf of the Fund's portfolio securities.

VI.      PROXY VOTING DISCLOSURES

A.       The Trusts shall include in its Form N-1A registration statement:

               1. A description of this policy or the policies and procedures used by the Adviser (if it has retained the authority to vote proxies on behalf of any Fund), and by a Sub-Adviser with authority to vote proxies on behalf of any Fund, to determine how to vote proxies relating to portfolio securities; and

               2. A statement disclosing that information regarding how the Trusts voted proxies relating to portfolio securities during the most recent 12-month period, ended June 30, is available without charge, upon request, by calling the Trusts' toll-free telephone number (or through a specified Internet address or both) and on the SEC website.

B. The Trusts shall include in its Annual and Semi-Annual Reports to shareholders:

               1. A statement that a description of the policies and procedures used by or on behalf of the Trusts to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Trusts' toll-free telephone number or through a specified Internet address, and on the SEC website.

               2. A statement that information regarding how proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trusts' toll-free telephone number (or through a specified Internet address or both) and on the SEC website.

                          MELLON FINANCIAL CORPORATION
                             (BOSTON SAFE ADVISORS)

                               PROXY VOTING POLICY
                               (Approved 08/20/04)

1. SCOPE OF POLICY - This Proxy Voting Policy has been adopted by the investment advisory subsidiaries of Mellon Financial Corporation ("Mellon"), the investment companies advised by such subsidiaries (the "Funds"), and the banking subsidiaries of Mellon (Mellon's investment advisory and banking subsidiaries are hereinafter referred to individually as a "Subsidiary" and collectively as the "Subsidiaries").

2. FIDUCIARY DUTY - We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes the adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, Adviser weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

3. LONG-TERM PERSPECTIVE - We recognize that management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

4. LIMITED ROLE OF SHAREHOLDERS - We believe that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.

5. ANTI-TAKEOVER PROPOSALS - We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

6. "SOCIAL" ISSUES - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

     With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client's portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.

7. PROXY VOTING PROCESS - Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Mellon Proxy Policy Committee (the "Committee"), if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Committee for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, particular industry or particular issue for special scrutiny. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.

8. MATERIAL CONFLICTS OF INTEREST - We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for Mellon securities and Fund securities.

9. SECURITIES LENDING - We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

10. RECORDKEEPING - We will keep, or cause our agents to keep, the records for each voting proposal required by law.

11. DISCLOSURE - We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall include this Proxy Voting Policy and any related procedures, or a description thereof, in their Statements of Additional Information, and shall disclose their proxy votes, as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the vote is recorded.

                      HOTCHKIS AND WILEY CAPITAL MANAGEMENT

                      PROXY VOTING POLICIES AND PROCEDURES

PURPOSE

The purpose of these Proxy Voting Policies and Procedures is to memorialize the procedures and policies adopted by Hotchkis and Wiley Capital Management ("HWCM") to enable it to comply with its accepted responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act").

POLICY

HWCM acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA"). Unless a client (including a "named fiduciary" under ERISA) specifically reserves the right to vote its own proxies, HWCM will vote all proxies in sufficient time prior to their deadlines as part of its full discretionary authority over the assets.

When voting proxies for clients, HWCM's primary concern is that all decisions be made solely in the best interest of the shareholder (for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). HWCM will act in a manner it deems prudent and diligent and which is intended to enhance the economic value of the assets of the account.

GUIDELINES

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting on proposals often contained in proxy statements, but will not be used as rigid rules. The voting policies below are subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated below, HWCM will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.

MANAGEMENT PROPOSALS

The majority of votes presented to shareholders are proposals made by management, which have been approved and recommended by its board of directors. Generally, in the absence of any unusual or non-routine information, the following items are likely to be supported:

     o Ratification of appointment of independent registered public accounting firm
     o    General updating/corrective amendments to charter
     o Increase in common share authorization for a stock split or share dividend
     o    Stock option plans that are incentive based and not excessive
     o    Election of directors

The following items will always require company specific and case-by-case review and analysis when submitted by management to a shareholder vote:

     o    Directors' liability and indemnity proposals

     o    Executive compensation plans
     o Mergers, acquisitions, and other restructurings submitted to a shareholder vote
     o    Anti-takeover and related provisions

SHAREHOLDER PROPOSALS

Under ERISA standards, it is inappropriate to use (vote) plan assets to carry out social agendas or purposes. Thus, shareholder proposals are examined closely for their relationship to the best interest of beneficiaries, and economic impact. In general, HWCM will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals. However, HWCM will support shareholder proposals that are consistent with HWCM's proxy voting guidelines for board-approved proposals

Generally, shareholder proposals related to the following items are supported:

     o    Confidential voting
     o    Bylaw and charter amendments only with shareholder approval
     o    Majority of independent directors in a board

Generally, shareholder proposals related to the following items are not supported:

     o    Limitations on the tenure of directors
     o    Declassification of the board
     o    Cumulative voting
     o Restrictions related to social, political, or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or vested interest impact.
     o Reports which are costly to provide or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of shareholders.

Conflict of Interest

Due to the nature of HWCM's business and its small size, it is unlikely that conflicts of interest will arise in voting proxies of public companies,. However, if a potential conflict of interest did arise it would typically be a proxy for a company that is also HWCM's client. In this event, the Compliance Department will review these votes to make sure that HWCM's proposed votes are consistent with the established guidelines and not prompted by any conflict of interest.

HWCM may receive proxies for companies which are clients of Stephens Inc. ("Stephens"), a full service broker-dealer and investment bank who's parent company, Stephens Group Inc., owns a non-controlling minority interest in HWCM. Stephens does not directly or indirectly participate in HWCM's policies or decisions with respect to proxy voting.

PROCEDURES

HWCM's Portfolio Services Department is responsible for ensuring that all proxies received by HWCM are voted in a timely manner and voted consistently across all portfolios. Although many proxy proposals can be voted in accordance with our established guidelines, we recognize that some proposals require special consideration, which may dictate that we make an exception to our broad guidelines.

HWCM subscribes to an independent third party proxy research firm which provides analysis and recommendation for company proxies. On specific items where the board-approved recommendation and the research firm's recommendation do not agree, HWCM will generally approve the board-approved recommendation if it is consistent with our established guidelines. The HWCM analyst responsible for research for the company makes a determination on how to vote the proxies using our established guidelines.

Whenever HWCM is proposing to vote against the board-approved recommendations or against its established guidelines, the Compliance Department will review these votes to make sure that HWCM's proposed vote is not prompted by any conflict of interest.

RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, HWCM will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that HWCM may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the HWCM that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made by clients regarding conflicts of interest in voting the proxy.

HWCM will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and advise clients how they may obtain information about how HWCM voted their securities. Clients may obtain information about how their securities were voted or a copy of our Proxy Voting Policies and Procedures free of charge by written request addressed to HWCM.

                        MADISON INVESTMENT ADVISORS, INC.
                             MADISON SCOTTSDALE, LC
                          CONCORD ASSET MANAGEMENT, LLC
                                  MOSAIC FUNDS

PROXY VOTING POLICIES

Our policies regarding voting the proxies of securities held in client accounts depend on the nature of our relationship to the client. When we are an ERISA fiduciary of an account, there are additional considerations and procedures than for all other (regular) accounts. In all cases, when we vote client proxies, we must do so in the client's best interests as described below by these policies.

REGULAR ACCOUNTS

We do not assume the role of an active shareholder when managing client accounts. If we are dissatisfied with the performance of a particular company, we will generally reduce or terminate our position in the company rather than attempt to force management changes through shareholder activism.

MAKING THE INITIAL DECISION ON HOW TO VOTE THE PROXY

As stated above, OUR GOAL AND INTENT IS TO VOTE ALL PROXIES IN THE CLIENT'S BEST INTERESTS. For practical purposes, UNLESS WE MAKE AN AFFIRMATIVE DECISION TO THE CONTRARY, when WE VOTE A PROXY AS THE BOARD OF DIRECTORS OF A COMPANY RECOMMENDS, it means we agree with the Board that voting in such manner is in the interests of our clients as shareholders of the company for the reasons stated by the Board. However, IF WE BELIEVE THAT VOTING AS THE BOARD OF DIRECTORS RECOMMENDS WOULD NOT BE IN A CLIENT'S BEST INTERESTS, THEN WE MUST VOTE AGAINST THE BOARD'S RECOMMENDATION.

As a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet or through a proxy voting service), unless we are not authorized to vote proxies. When the client has reserved the right to vote proxies in his/her/its account, we must make arrangements for proxies to be delivered directly to such client from its custodian and, to the extent any such proxies are received by us inadvertently, promptly forward them to the client.

DOCUMENTING OUR DECISIONS

In cases where a proxy will NOT be voted or, as described below, voted against the Board of Directors recommendation, our policy is to make a notation to the file containing the records for such security (e.g., Corporation X research file, since we may receive numerous proxies for the same company and it is impractical to keep such records in the file of each individual client) explaining our action or inaction, as the case may be. Alternatively, or in addition to such notation, we may include a copy of the rationale for such decision in the appropriate equity correspondence file (e.g. equitycorresp@madisonadv.com).

WHY WOULD VOTING AS THE BOARD RECOMMENDS NOT BE IN THE CLIENT'S BEST INTERESTS?

Portfolio management must, at a minimum, consider the following questions before voting any proxy:

     1. Is the Board of Directors recommending an action that could dilute or otherwise diminish the value of our position?

               (This question is more complex than it looks: We must consider the time frames involved for both the client and the issuer. For example, if the Board of Directors is recommending an action that might initially cause the position to lose value but will increase the value of the position in the long-term, we would vote as the Board recommended for if we are holding the security for clients as a long-term investment. However, if the investment is close to our valuation limits and we are anticipating eliminating the position in the short-term, then it would be in our clients' best interests to vote against management's recommendation.)

     2. If so, would we be unable to liquidate the affected securities without incurring a loss that would not otherwise have been recognized absent management's proposal?

     3. Is the Board of Directors recommending an action that could cause the securities held to lose value, rights or privileges and there are no comparable replacement investments readily available on the market?

          (For example, a company can be uniquely positioned in the market because of its valuation compared with otherwise comparable securities such that it would not be readily replaceable if we were to liquidate the position. In such a situation, we might vote against management's recommendation if we believe a "No" vote could help prevent future share price depreciation resulting from management's proposal or if we believe the value of the investment will appreciate if management's proposal fails. A typical recent example of this type of decision is the case of a Board recommendation not to expense stock options, where we would vote against management's recommendation because we believe expensing such options will do more to enhance shareholder value going forward.)

     4. Would accepting the Board of Directors recommendation cause us to violate our client's investment guidelines?

Essentially, we must "second guess" the Board of Directors to determine if their recommendation is in the best interests of our clients, regardless of whether the Board thinks their recommendation is in the best interests of shareholders in general. The above questions should apply no matter the type of action subject to the proxy. For example, changes in corporate governance structures, adoption or amendments to compensation plans (including stock options) and matters involving social issues or corporate responsibility should all be reviewed in the context of how it will affect our clients' investment.

In making our decisions, to the extent we rely on any analysis outside of the information contained in the proxy statements, we must retain a record of such information in the same manner as other books and records (2 years in the office, 5 years in an easily accessible place). Also, if a proxy statement is NOT available on the SEC's EDGAR database, we must keep a copy of the proxy statement.

ADDRESSING CONFLICTS OF INTEREST

Although it is not likely, in the event there is a conflict of interest between us and our client in connection with a material proxy vote (for example, (1) the issuer or an affiliate of the issuer is also a client or is actively being sought as a client or (2) we have a significant business relationship with the issuer), our policy is to alert affected client(s) of the conflict before voting and indicate the manner in which we will vote. In such circumstances, our client(s) may instruct us to vote in a different manner. In any case, we must obtain client consent to vote the proxy when faced with a conflict of interest. If the conflict involves a security held by a mutual fund we manage, then we must present the conflict to the Board of the applicable fund for consent or direction to vote the proxies. If the conflict involves a security held by wrap accounts, then we may present the conflict to the wrap sponsor, as our agent, to obtain wrap client consent or direction to vote the proxies. Note that no conflict generally exists for routine proxy matters such as approval of the independent auditor (unless, of course, the auditor in question is a client, we are seeking the auditor as a client or we have a significant business relationship with the auditor), electing an uncontested Board of Directors, etc.

In the event it is impractical to obtain client consent to vote a proxy when faced with a conflict of interest, the firm will employ the services of an independent third party "proxy services firm" to make the proxy voting decision in accordance with Rule 206(4)-6 under the Investment Advisors Act of 1940, as amended.

In the absence of any conflict, once any member of the relevant portfolio management team determines that it would be in our clients' best interests to vote AGAINST management recommendations (or, for Madison Scottsdale and Concord Asset Management, any particular portfolio manager makes such determination), then the decision should be brought to the attention of the Investment Committee, or any subcommittee appointed by the Investment Committee from among its members (such subcommittee may be a single person), to ratify the decision to stray from our general policy of voting with management. Such ratification need not be in writing.

The Investment Committee or any subcommittee appointed by the Investment Committee from among its members (such subcommittee may be a single person) shall monitor potential conflicts of interest between our firm and clients that would affect the manner by which we vote a proxy.

As of January 1, 2004, Jay Sekelsky represents the Investment Committee subcommittee described above.

ERISA FIDUCIARY ACCOUNTS

As a general rule, an ERISA plan Trustee is required to vote proxies. However, the fiduciary act of managing plan assets includes the responsibility to vote proxies on plan-owned stock when the named fiduciary has delegated management responsibility to an investment manager. Therefore, unless another named fiduciary (Trustee, another investment manager, consultant, plan administrator, employer, etc.) for any ERISA client expressly reserves the right to vote proxies, we are required to do so. In most cases, the plan document will specify who is required to vote proxies.

It is important that our investment management agreement (or the ERISA client's plan document) (collectively, the "Contracts") address the issue of who is responsible for voting proxies.

     1. If the Contracts expressly preclude us from voting proxies, then the Trustee must vote proxies attributable to our ERISA client's accounts.

     2. On the other hand, if the Contracts are silent or simply state that we "may" vote proxies, then it is our fiduciary duty to affirmatively vote under ERISA.

ERISA requires us, when we are responsible for voting proxies:

     1. To maintain voting records for review by the named fiduciary of the plan; and

     2. Ensure that the custodian (or plan Trustee, as the case may be) forward to us all proxies received so that we may vote them in a timely manner.

Our general policy is to vote all ERISA plan proxies received in the same manner as we vote non-ERISA plan proxies described above. Again, as a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet).

ADDITIONAL RECORDKEEPING RULES RELATED TO PROXY VOTING

We must keep any written documents (including email) we prepared that were material to making a decision on how to vote a proxy (or that memorialized the basis for our decision). As noted above, we need not keep a copy of the actual proxy statements we received if they are available on the SEC's EDGAR database.

We must keep in the applicable client file records of written client requests for proxy voting information. We must, of course, also keep a copy in the client file of any of our written responses to clients who asked for such information either in writing or orally.

We retained the services of ProxyEdge to maintain the records of the proxy votes we cast on behalf of clients. To the extent we vote any proxies outside of this service (for example, for logistical purposes, certain Madison Scottsdale proxies may not be maintained by this service), then copies of the voted proxy must be maintained in the applicable client or research file, as the case may be.

PRACTICAL AND LOGISTICAL MATTERS

Equity proxies are generally distributed by Matt Hayner to the portfolio manager/analyst primarily responsible for research with respect to any particular company or, in the case of conflicted proxies, to the CCO in order to obtain information from Glass Lewis. Voting directions are provided by such individuals and returned to him. Voting decisions are documented by e-mail to the "Proxies" e-mail group by the individual making the proxy decision and hard copies maintained in Matt Hayner's office as a cross-reference on how and what the firm is voting. Decisions are communicated to Operations for entry into Proxy Edge. Matt Hayner also provides the voting decisions via e-mail to individuals with proxy voting responsibilities at the Madison Scottsdale and Concord offices for consideration by portfolio managers in those offices.

                     NEW YORK LIFE INVESTMENT MANAGEMENT LLC
                       PROXY VOTING POLICY AND PROCEDURES


I.       INTRODUCTION

         New York Life Investment Management LLC (the "Adviser") has adopted these "Proxy Voting Policy and Procedures" ("Policy") to ensure compliance by the Adviser with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act") and other applicable fiduciary obligations. The Policy is designed to provide guidance to portfolio managers and others in discharging the Adviser's proxy voting duty, and to ensure that proxies are voted in the best interests of the Adviser's clients.

II.      STATEMENT OF POLICY

         It is the policy of the Adviser that where proxy voting authority has been delegated to the Adviser by clients, that all proxies be voted in the best interest of the client without regard to the interests of the Adviser or other related parties. For purposes of the Policy, the "best interests of clients" shall mean, unless otherwise specified by the client, the clients' best economic interests over the long term - that is, the common interest that all clients share in seeing the value of a common investment increase over time. It is further the policy of the Adviser that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, be made available to clients.

III.     PROCEDURES

          A.  ACCOUNT SET-UP AND REVIEW

         Initially, the Adviser must determine whether the client seeks to retain the responsibility of voting proxies or seeks to delegate that responsibility to the Adviser. The responsibility to vote proxies and the guidelines that will be followed for such client will be specified in the client's investment advisory contract with the Adviser. The client may choose to have the Adviser vote proxies in accordance with the Adviser's standard guidelines (Appendix A), or the Adviser, in its discretion, may permit a client to modify the Adviser's standard guidelines. Alternatively, the Adviser may decline to accept authority to vote such client's proxies. Designated personnel within each portfolio management area will be responsible for ensuring that each new client's account for which the client has delegated proxy voting authority is established on the appropriate systems.

          B.  PROXY VOTING

          1.  GUIDELINES FOR RECURRING ISSUES

      The Adviser has adopted proxy voting guidelines as reflected in Appendix A ("Guidelines") with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Adviser's Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. These Guidelines are meant to convey the Adviser's general approach to voting decisions on certain issues. Nevertheless the Adviser's portfolio managers maintain responsibility for reviewing all proxies individually and making final decisions based on the merits of each case.

         2.  USE OF THIRD PARTY PROXY SERVICE

         In an effort to discharge its responsibility, the Adviser has examined third-party services that assist in the researching and voting of proxies and development of voting guidelines. After such review, the Adviser has selected Institutional Shareholder Services ("ISS") - a proxy research and voting service - to assist it in researching and voting proxies. ISS helps institutional investors research the financial implications of proxy proposals and cast votes that will protect and enhance shareholder returns. The Adviser will utilize the research and analytical services, operational implementation and recordkeeping and reporting services provided by ISS. ISS will research each proxy and provide a recommendation to the Adviser as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. For clients using proxy voting guidelines different from the Adviser's Guidelines, the Adviser will instruct ISS to make its voting recommendations in accordance with such modified guidelines. ISS will cast votes in accordance with its recommendations unless instructed otherwise by a portfolio manager as set forth below.

         3.  REVIEW OF RECOMMENDATIONS

         The Adviser's portfolio managers (or other designated personnel) have the ultimate responsibility to accept or reject any ISS proxy voting recommendation ("Recommendation"). Consequently, the portfolio manager or other appointed staff shall review and evaluate the Recommendation for each proxy ballot before ISS casts the vote, taking into account the Policy, the guidelines applicable to the account(s), and the best interests of the client(s). The portfolio manager shall override the Recommendation should he/she not believe that such Recommendation, based on all facts and circumstances, is in the best interest of the client(s). The Adviser will memorialize the basis for any decision to override a Recommendation or to abstain from voting, including the resolution of any conflicts as further discussed below. The Adviser may have different policies and procedures for different clients which may result in different votes. Also, the Adviser may choose not to vote proxies under the following circumstances:

         o    If the effect on the client's economic interests or the value of the portfolio holding is indeterminable or insignificant;
         o    If the cost of voting the proxy outweighs the possible benefit;
              or
         o If a jurisdiction imposes share blocking restrictions which prevent the Adviser from exercising its voting authority.

         4.  ADDRESSING MATERIAL CONFLICTS OF INTEREST

         Prior to overriding a Recommendation, the portfolio manager (or other designated personnel) must complete the Proxy Vote Override Form, attached as Appendix B, and submit it to Compliance for determination as to whether a potential material conflict of interest exists between the Adviser and the client on whose behalf the proxy is to be voted ("Material Conflict"). Portfolio managers have an affirmative duty to disclose any potential Material Conflicts known to them related to a proxy vote. Material Conflicts may exist in situations where the Adviser is called to vote on a proxy involving an issuer or proponent of a proxy proposal regarding the issuer where the Adviser or an affiliated person of the Adviser also:

     o    Manages the issuer's or proponent's pension plan;
     o    Administers the issuer's or proponent's employee benefit plan;
     o Provided brokerage, underwriting, insurance or banking services to the issuer or proponent; or
     o    Manages money for an employee group.

          Additional Material Conflicts may exist if an executive of the Adviser or its control affiliates is a close relative of, or has a personal or business relationship with:

     o    An executive of the issuer or proponent;
     o    A director of the issuer or proponent;
     o    A person who is a candidate to be a director of the issuer;
     o A participant in the proxy contest; or o A proponent of a proxy proposal.

          Material Conflicts based on business relationships or dealings of affiliates of the Adviser will only be considered to the extent that the applicable portfolio management area of the Adviser has actual knowledge of such business relationships. Whether a relationship creates a Material Conflict will depend on the facts and circumstances. Even if these parties do not attempt to influence the Adviser with respect to voting, the value of the relationship to the Adviser can create a Material Conflict.

          If Compliance determines that there is no potential Material Conflict mandating a voting recommendation from the Proxy Voting Committee, the portfolio manager may override the Recommendation and vote the proxy issue as he/she determines is in the best interest of clients. If Compliance determines that there exists or may exist a Material Conflict, it will refer the issue to the Proxy Voting Committee for consideration. The Proxy Voting Committee will consider the facts and circumstances of the pending proxy vote and the potential or actual Material Conflict and make a determination as to how to vote the proxy
- i.e., whether to permit or deny the override of the Recommendation, or whether to take other action, such as delegating the proxy vote to an independent third party or obtaining voting instructions from clients. In considering the proxy vote and potential Material Conflict, the Committee may review the following factors, including but not limited to:

     o The percentage of outstanding securities of the issuer held on behalf of clients by the Adviser.
     o The nature of the relationship of the issuer with the Adviser, its affiliates or its executive officers.
     o Whether there has been any attempt to directly or indirectly influence the portfolio manager's decision.
     o Whether the direction (for or against) of the proposed vote would appear to benefit the Adviser or a related party.
     o Whether an objective decision to vote in a certain way will still create a strong appearance of a conflict.

The Adviser may not abstain from voting any such proxy for the purpose of avoiding conflict.

     In the event ISS itself has a conflict and thus, is unable to provide a Recommendation, the portfolio manager will make a voting recommendation and complete a Proxy Vote Override Form. Compliance will review the form and if it determines that there is no potential

     Material Conflict mandating a voting recommendation from the Proxy Voting Committee, the portfolio manager may instruct ISS to vote the proxy issue as he/she determines is in the best interest of clients. If Compliance determines that there exists or may exist a Material Conflict, it will refer the issue to the Proxy Voting Committee for consideration.

         5.  LENDING

         The Adviser will monitor upcoming meetings and call stock loans, if applicable, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. In determining whether to call stock loans, the relevant portfolio manager(s) shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan.

         6.  USE OF SUBADVISERS

         To the extent that the Adviser may rely on subadvisers, whether affiliated or unaffiliated, to manage any client account on a discretionary basis, the Adviser may delegate responsibility for voting proxies to the subadvisers. However, such subadvisers will be required either to follow the Policy and Guidelines or to demonstrate that their proxy voting policies and procedures are consistent with this Policy and Guidelines or otherwise implemented in the best interests of the Adviser's clients and appear to comply with governing regulations.

         C.  PROXY VOTING COMMITTEE

         The Proxy Voting Committee will consist of representatives from various functional areas within the Adviser. It will meet annually and as needed to address potential Material Conflicts as further described above(1). The Proxy Voting Committee will have the following responsibilities:

     o Review potential Material Conflicts and decide (by majority vote) whether to approve override requests made by portfolio managers.
     o Annually review the Guidelines for voting on recurring matters and make revisions as it deems appropriate.
     o    Recommend and adopt changes to the Policy as needed.
     o    Annually review all portfolio manager overrides.
     o Annually review ISS reports, including Votes Against Management Reports and the ISS Post-Season Report.
     o Annually review the performance of ISS and determine whether the Adviser should continue to retain ISS' services.
     o Review the Adviser's voting record (or applicable summaries of the voting record).
     o Review sub-advisers' voting records (or applicable summaries of the voting records).
     o    Oversee compliance with the regulatory disclosure requirements.
     o Report annually to the investment company boards on proxy voting matters, including:
          -    Overrides of Recommendations
          -    Proxy Voting Committee action on potential Material Conflicts


(1) The Proxy Voting Committee will initially consist of the member of the NYLIM LLC Compliance Committee. The participation of five members of the Proxy Voting Committee in any meeting will constitute a quorum.

          -    Any changes to the Policy or Guidelines
          -    Comments on the proxy voting records for the funds
          -    Compliance with disclosure requirements
          -    Compliance reports as to reviews by Compliance of overrides

IV.      COMPLIANCE MONITORING

         A.  MONITORING OF OVERRIDES

         Compliance will periodically review ISS reports of portfolio manager overrides to confirm that proper override and conflict checking procedures were followed.

Supervisory Review

         The designated supervisor for each portfolio management area will be responsible for ensuring that portfolio managers are acting in accordance with this Policy. Supervisors must approve all portfolio manager requests for overrides and evidence such approval by signing the completed Proxy Override Request Form. Compliance will review proxy voting activity as part of its quarterly meetings with each designated supervisor.

                            OVERSIGHT OF SUB-ADVISERS

         Compliance will annually review the proxy voting policies and procedures of the Adviser's sub-advisers and report to the Proxy Voting Committee its view as to whether such policies and procedures appear to comply with governing regulations. The Proxy Voting Committee will further review the voting records of the Adviser's sub-advisers.

                       COMPLIANCE REPORTING TO FUND BOARDS

         Each quarter, Compliance will report to each investment company board of directors or trustees for which the Adviser acts as adviser all proxy votes involving the relevant mutual fund in which the Adviser has overridden the Recommendation, and include a description of the reason for the override and whether such override involved a potential material conflict and participation of the Proxy Voting Committee.

         Annually, the Proxy Voting Committee will provide the fund boards with a report of relevant proxy voting matters, such as any proposed changes to the proxy voting policy or guidelines, comments on the voting record of the funds (e.g., votes against management), and any votes presenting Material Conflicts.

V.       CLIENT REPORTING

         A.  DISCLOSURE TO ADVISORY CLIENTS

         On or before August 6, 2003, the Adviser will provide existing clients for whom it exercises voting authority with:

          o    A summary of the Adviser's policies and procedures; and
          o Instructions as to how to obtain information from the Adviser on how it has voted with respect to their securities (on votes occurring from June 30, 2003 forward). In addition, the Adviser will update its Form ADV Part II to include a summary of its proxy voting policies and procedures.

          The Adviser will also provide a copy of this Policy and the Guidelines upon request from a client.

          Beginning July 1, 2004, the Adviser will provide any client who makes a written or verbal request with a copy of a report disclosing how the Adviser voted securities held in that client's portfolio. Reports will be available for each twelve month period from July 1 to June 30 of the following year. The initial report will cover the year July 1, 2003 through June 30, 2004. The report will be produced using ISS ProxyMaster software and will generally contain the following information:

          o    The name of the issuer of the security:
          o    The security's exchange ticker symbol;
          o    The security's CUSIP number;
          o    The shareholder meeting date;
          o    A brief identification of the matter voted on;
          o Whether the matter was proposed by the issuer of by a security holder;
          o    Whether the Adviser cast its vote on the matter;
          o    How the Adviser voted; and
          o    Whether the Adviser voted for or against management.

          B.  INVESTMENT COMPANY DISCLOSURES

          The Adviser will ensure that the proxy voting record for the twelve-month period ending June 30 for each registered investment company client is properly reported on Form N-PX no later than August 31 of each year. The Adviser will also ensure that each such fund client states in its Statement of Additional Information ("SAI") and its annual and semiannual report to shareholders that information concerning how the fund voted proxies relating to its portfolio securities for the most recent twelve-month period ending June 30, is available through the fund's website and on the SEC's website.

          The Adviser will ensure that proper disclosure is made in each fund's SAI describing the policies and procedures used to determine how to vote proxies relating to such fund's portfolio securities. The Adviser will further ensure that the annual and semiannual report for each fund states that a description of the fund's proxy voting policies and procedures is available: (1) without charge, upon request, by calling a specified toll-free telephone number; (2) on the fund's website; and (3) on the SEC's website.

VI.      RECORDKEEPING

         Either the Adviser or ISS as indicated below will maintain the following records:

         o    A copy of the Policy and Guidelines (Adviser);
         o A copy of each proxy statement received by the Adviser regarding client securities (ISS);
         o    A record of each vote cast by the Adviser on behalf of a client
              (ISS);
         o A copy of all documents created by the Adviser that were material to making a decision on the proxy voting, (or abstaining from voting) of client securities or that memorialize the basis for that decision including the resolution of any conflict, a copy of all Proxy Vote Override Forms and all supporting documents (ISS and Adviser);
         o A copy of each written request by a client for information on how the Adviser voted proxies on behalf of the client, as well as a copy of any written response by the Adviser to any request by a client for information on how the adviser voted proxies on behalf of the client. Records of oral requests for information or oral responses will not be kept. (Adviser); and
         o Minutes of Proxy Voting Committee meetings with supporting documents. (Adviser)

Such records must be maintained for at least six years.

                             OPPENHEIMERFUNDS, INC.
                               225 LIBERTY STREET
                            2 WORLD FINANCIAL CENTER
                                  NEW YORK, NY
                                   10281-1008

        Oppenheimer Funds Portfolio Proxy Voting Policies and Procedures
                                 August 1, 2003

         These PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES set forth the proxy voting guidelines and procedures adopted by the boards of the Oppenheimer funds to be followed by the Oppenheimer funds in voting proxies relating to securities held by (i) the Oppenheimer funds, and (ii) the funds for which OppenheimerFunds, Inc. ("OFI") is the sub-advisor unless OFI has been directed to the contrary in writing by the fund's adviser.

A.       ACCOUNTS FOR WHICH OFI HAS PROXY VOTING RESPONSIBILITY

         Under the investment advisory agreement between OFI and each Oppenheimer fund, OFI regularly provides investment advice and recommendations to the fund with respect to its investments, investment policies and the purchase and sale of securities. Voting proxies relating to securities held by the fund ("portfolio proxies") is within OFI's responsibility to supervise the fund's investment program.

         In addition, OFI is the sub-adviser for more than 20 funds across 12 outside fund families. Pursuant to the sub-advisory agreement between OFI and each such fund's advisor, OFI is responsible for portfolio proxy voting unless the adviser has directed OFI to the contrary in writing.

B.       OBJECTIVE

o OFI has a fiduciary duty under its investment advisory and sub-advisory agreements to vote portfolio proxies in the best interests of the fund and its shareholders. OFI undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the funds.

         When making proxy voting decisions on behalf of the Funds, OFI adheres to its Proxy Voting Guidelines. These Guidelines set forth OFI's position on routine issues and parameters for assessing non-routine issues.

         In the case of social and political responsibility issues, OFI believes they do not primarily involve financial considerations and OFI abstains from voting on those issues.

C.       PROXY VOTING AGENT

         OFI has retained INSTITUTIONAL SHAREHOLDER SERVICES ("ISS") of Baltimore, Maryland as its proxy voting agent. ISS is a leading proxy research, voting and vote reporting service. OFI has directed the custodian bank for each fund advised or sub-advised by OFI to forward portfolio proxies to ISS.

         ISS apprises OFI electronically via postings to a password-protected website of pending shareholder meetings. ISS votes each fund's portfolio proxies per the Oppenheimer Funds

Portfolio Proxy Voting Guidelines. As part of the electronic posting of upcoming shareholder meeting, ISS includes (i) the company's recommended vote for each proposal, (ii) the ISS recommended vote for each proposal, and (iii) any associated ISS research. A designated OFI paralegal is responsible for monitoring the ISS electronic postings, and for conveying the voting instructions of OFI's portfolio managers in those instances where the OFI policy is to vote a particular type of proposal on a case-by-case basis. Although OFI may consider the ISS research and analysis as part of its own review of a proxy proposal, OFI bears ultimate responsibility for how portfolio proxies are voted.

         ISS maintains records of portfolio proxy voting. ISS provides quarterly reports to OFI's Legal Department that include the information required by the SEC rules, including for each voting security owned by each fund:

     o   The name of the issuer of the portfolio security;
     o   The exchange ticker symbol of the portfolio security;
     o   The CUSIP number for the portfolio security;
     o   The shareholder meeting date;
     o   A brief identification of the matter voted on;
     o   Whether the matter was proposed by the issuer or by a security holder;
     o   Whether the fund cast its vote on the matter;
     o How the fund cast its vote (E.G., for or against proposal, or abstain; for or withhold regarding election of directors); and
     o   Whether the fund cast its vote for or against management.

         The ISS reports also include the ISS recommended vote on each proposal.

D.       PROXY VOTING COORDINATOR

         The Proxy Voting Coordinator, who reports to a senior attorney within OFI's Legal Department, is responsible for monitoring proxy voting by the proxy voting agent. The Proxy Voting Coordinator deals directly with the proxy voting agent and, as to questions referred by the proxy voting agent, will solicit recommendations and instructions from OFI's investment professionals, as appropriate. The Proxy Voting Coordinator will review the investment professionals' recommendation with the senior attorney in determining how to vote the portfolio proxy. The Proxy Voting Coordinator is responsible for ensuring that these questions are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting agent.

E.       CONFLICTS OF INTEREST

         OFI's primary consideration when voting proxies is the financial interests of the Funds and their shareholders. It is possible that a conflict of interest may arise between the interests of the Fund's shareholders and OFI or its directly-controlled affiliates in voting a portfolio proxy. A potential conflict of interest situation may include where an OFI directly-controlled affiliate manages or administers the assets of a pension plan of the company soliciting the proxy, and failure to vote the proxy as recommended by the company's management might harm the OFI affiliate's business relationship with the company. In order to prevent potential conflicts of interest between OFI and its directly-controlled affiliates, OFI and its directly-controlled affiliates each maintain separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions.

When voting proxies on behalf of Fund shareholders, OFI votes in a manner consistent with the best interest of the Fund and its shareholders, and votes a company's proxies without regard to any other business relationship between OFI (or its directly-controlled affiliates) and the company.

F.       PROXY VOTING GUIDELINES

         The Portfolio Proxy Voting Guidelines adopted by the boards of the Oppenheimer funds are attached. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. The Oppenheimer Funds Portfolio PROXY VOTING GUIDELINES address the issues OFI has most frequently encountered in the past several years.

               OPPENHEIMER FUNDS PORTFOLIO PROXY VOTING GUIDELINES
                                 AUGUST 1, 2003


SUMMARY

With reference to the Proxy Voting Guidelines set forth below, highlights of the Oppenheimer funds' current policies on routine and non-routine proxy proposals may be summarized as follows:

o We vote with the recommendation of the company's management on routine matters, including election of directors nominated by management and ratification of auditors, unless circumstances indicate otherwise.

o In general, we oppose anti-takeover proposals and support elimination of anti-takeover proposals, absent unusual circumstances.

o We support shareholder proposals to reduce a super-majority vote requirement.

o    We oppose management proposals to add a super-majority vote requirement.

o We oppose proposals to classify the board of directors. A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class's reelection occurs in different years. In contrast, all directors of an annually elected board serve one-year terms and the entire board stands for election each year. We believe classified boards inappropriately limit the ability of shareholders to effect change in a board's composition.

o We support proposals to eliminate cumulative voting. Cumulative voting permits a shareholder to amass (cumulate) all his or her votes for directors and apportion these votes among one, a few, or all of the directors on a multi-candidate slate. We believe cumulative voting promotes special interest candidates who may not represent the interests of all shareholders.

o    We oppose re-pricing of stock options.

o In general, we consider executive compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect. While we generally support management proposals, we oppose compensation plans we consider to be excessive.

                                OPPENHEIMER FUNDS
                             PROXY VOTING GUIDELINES



1.0      THE BOARD OF DIRECTORS

1.01     Voting on Director Nominees

         Vote FOR each Director Nominee, except:

      Vote against individual Director if he/she attended less than 75% of Board meetings; vote against employee-director who sits on audit, compensation or nominating committee; vote against entire board if company lacks either an audit, compensation or nominating committee; vote against entire Board if company has poor long-term performance (to be reviewed case-by-case).

      EXAMPLES of poor long-term performance include: negative 5-year annualized shareholder return, or under-performance against the company's peer group and/or index for 5 consecutive years.

1.02     ELECT COMPENSATION COMMITTEE OR AUDIT COMMITTEE

         OPPOSE if Committee is not fully composed of Independent Directors.

         An Independent Director is defined as a director that:

     o Has not been employed by the company or any affiliate in an executive capacity within the last five years.

     o Is not a member of a firm that is one of this company's paid advisors or consultants.

     o    Is not employed by a significant customer or supplier of the company.

     o    Does not have a personal services contract with the company.

     o Is not employed by a tax-exempt organization that receives significant contributions from the company.

     o Is not a relative of the management of the company ("relative" defined as a parent, spouse of a parent, child, spouse of a child, spouse, brother or sister, and includes step and adoptive relationships.

     o Has not had any business relationship that would be required to be disclosed under Regulation S-K.

     o a director's fees must be the sole compensation an audit committee member receives from the company.89 Per the proposed NYSE corporate governance standards for listed companies.(2)

(2) Per the proposed NYSE coverage corporate governance standards for listed companies.

1.03     Establish a Nominating Committee

         Oppose if less than all Directors on the Nominating Committee are Independent Directors.

1.04     Limit Composition of Committee(s) to Independent Directors

         Review on a case-by-case basis. Audit, Compensation and Nominating/Corporate Governance Committees shall be fully composed of Independent Directors; a majority of all other Committees shall be composed of Independent Directors.

1.05     Require that Directors' Fees be Paid in Stock

         Vote WITH MANAGEMENT.

1.06     Approve Increase in Board Size

         Consider on a CASE-BY-CASE basis, with consideration given to maintaining or improving ratio of Independent/Non-Independent Directors.

1.07     Approve Decrease in Board Size

         SUPPORT if maintaining or improving ratio of Independent/Non-Independent Directors.

1.08     Classify Board of Directors

         Vote AGAINST proposal to classify the board of directors.

         Vote FOR proposals to repeal classified boards and to elect all directors annually.

         In addition, if more than 50% of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.

         DISCUSSION. A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class's reelection occurs in different years. In contrast, all directors of an annually elected board serve one-year terms and the entire board stands for election each year. We believe classified boards inappropriately limit the ability of shareholders to effect change in a board's composition.

1.09     Officers/Directors Liability and Indemnification

         SUPPORT proposal if it conforms to state law.

1.10     Director Age Restrictions

         OPPOSE proposal to impose or lower director age restrictions. We believe management is in the best position to assess whether if a Director is functioning effectively.

1.11     Establish Term Limits for Directors

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         Vote WITH MANAGEMENT.

1.12     Mandatory Retirement Age for Directors

         OPPOSE provided there are term limits for Directors.

1.13     Separate CEO & Chairman Positions

         Vote WITH MANAGEMENT. We believe the working relationship between a company and its board is an ordinary business matter to be determined by management in recommending whether to separate the CEO and Chairman positions.

1.14     Require Annual Election of Directors

         Vote FOR. Also support a shareholder proposal that the Independent Directors meet regularly without management.

1.15     Require that a Majority of Directors be Independent

         Vote FOR proposal that a majority of Directors be Independent.

         Consider proposals that MORE THAN A MAJORITY of Directors be Independent on a CASE-BY-CASE basis.

1.16     Establish Director Stock Ownership Requirements

VOTE WITH MANAGEMENT

2.0      AUDITORS

2.01     Ratify Selection of Auditors

         Vote FOR proposal to ratify selection of auditors, unless the auditor has failed to qualify as independent under the Sarbanes-Oxley Act of 2002. For example, in an effort to reduce conflicts of interest in services performed by audit firms, the Sarbanes-Oxley Act of 2002 prohibits auditors from engaging in nine categories of non-audit services.

2.02     Approve Discharge of Auditors

         Examine on a CASE-BY-CASE  basis.

2.03     Audit Firm Rotation

         Vote AGAINST shareholder proposal asking for audit firm rotation.

Section 203 of the Sarbanes-Oxley Act adequately addresses rotation, in the context of partner rotation. Section 203 specifies that the lead and concurring partner must be subject to rotation requirements after five years. The rules specify that the lead and concurring partner must rotate after five years and be subject to a five-year "time out" period after rotation. Additionally, certain other significant audit partners are subject to a seven-year rotation requirement with a two-year time out period.

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OFI believes that requiring audit firm rotation, given the few choices remaining among top tier accounting firms, is unduly burdensome.

3.0      PROXY CONTEST DEFENSES

3.01     Eliminate Cumulative Voting

         Vote FOR proposal to eliminate cumulative voting.

         Cumulative voting permits a shareholder to amass (cumulate) all his or her votes for directors and apportion these votes among one, a few, or all of the directors on a multi-candidate slate. We believe cumulative voting promotes special interest candidates who may not represent the interests of all shareholders.

3.02     Provide for Confidential Voting

         OPPOSE.

         If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this could result in many cards being voted improperly (wrong signatures, for example) or not at all, with the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.

4.0      TENDER OFFER DEFENSES

4.01     Management Proposal to adopt shareholders rights plan ("poison pill")

         These plans are generally adopted to discourage "hostile" advances on a company. In one common type of plan, shareholders are issued rights to purchase shares at a bargain price if a raider acquires a certain percentage of the company's outstanding shares.

         OFI will generally Oppose adopting "poison pill" plans unless the following factors are present: (1) sunset provision of three years; qualifying clause that permits shareholders to redeem the pill in the face of a bona fide tender offer; and record of giving shareholders an opportunity to consider prior tender offers; and (2) absence of other takeover defenses or provisions for independent director review of poison pill, with option to renew poison pill.

4.02     Submit Poison Pill to Shareholder Vote

         Vote FOR.

4.03 Allow Board to use all outstanding capital authorizations in the event of public tender or share exchange offer

         OPPOSE.

4.04     Super-Majority Vote Requirements

         Vote FOR shareholder proposal to reduce super-majority vote requirement.

         Vote AGAINST management proposal to require supermajority vote.

4.05     Anti-Greenmail Amendments

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         Greenmail proposals, submitted by both management and shareholders, are aimed at preventing a company from buying a large block of its own stock at an above-market price in order to prevent a takeover or proxy fight. OFI believes greenmail provides no economic benefit to anyone but the greenmailer.

         Vote FOR proposals to adopt anti-greenmail amendments of the company's bylaws or articles of incorporation or that otherwise restrict a company's ability to make greenmail payments.

5.0      CORPORATE GOVERNANCE

5.01     Establish Shareholder Advisory Committee

VOTE WITH MANAGEMENT

5.02     Shareholders' Right to Call a Special Meeting

         Vote FOR shareholder proposal to enable shareholders to call special meeting consistent with state statutes.

6.0      CAPITAL STRUCTURE

6.01     Increase Authorized Common Stock

         SUPPORT up to 100% of current authorization, in absence of specific need for additional authorization.

6.02     Issue Tracking Stock

         In these situations, a company creates a new class of stock that is tied to a specific segment of the company. The general assumption is that the company as a whole is undervalued. The rationale for the tracking stock is that it enables investors to more effectively analyze the designated segment of the company, leading to a higher overall value for the company.

         OPPOSE if creation of tracking stock is bundled with adverse corporate governance changes.

6.03     Submit Preferred Stock Issuance to Vote

         SUPPORT shareholder proposal to submit preferred stock issuance to shareholder vote.

6.04     Issue "Blank Check" Preferred Stock

         OPPOSE issuance of "blank check" preferred stock, which could be used for the "poison pill" defense.

6.05     Increase Authorization of "Blank Check"  Preferred Stock

         OPPOSE unless: (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.

6.06     Pledge of Assets for Debt (Generally, Foreign Issuers)

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         In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300 percent.

         OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100 percent. Any increase beyond 100 percent will require further assessment, with a comparison of the company to its industry peers or country of origin.

7.0      COMPENSATION

         We review compensation proposals on a CASE-BY-CASE basis.

         In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect (see section 7.04, below). While we generally support management proposals, we oppose compensation proposals we believe are excessive, with consideration of factors including the company's industry, market capitalization, revenues and cash flow.

7.01     Employee Stock Purchase Plan

         Vote FOR unless the offering period exceeds 12 months.

7.02     Cash Bonus Plan

         Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

7.03     Non-Employee Director Stock Plans

         Vote in favor if the number of shares reserved is less than 3% of outstanding shares, and the exercise price is 100% of fair market value.

7.04     Executive Stock Based Plans

         OFI generally votes FOR management proposals, unless we believe the proposal is excessive.

         In casting its vote, OFI reviews the ISS recommendation per a "transfer of wealth" binomial formula that determines an appropriate cap for the wealth transfer based upon the company's industry peers.(3)

7.05     Bonus for Retiring Director


(3) As part of its binomial formula, ISS considers long-term corporate performance (both absolute and relative to the industry), cash compensation, categorization of the company as emerging, growth or mature, and administrative features (such as whether the administering committee is permitted to re-price out-of-money options without shareholder approval). If ISS determines that the "transfer of shareholder wealth" (the dollar cost to shareholders of the executive compensation plan) would be excessive under its model, ISS will recommend a vote against the executive stock-based compensation plan.

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         Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company's accomplishments during the Director's tenure, and whether we believe the bonus is commensurate with the Director's contribution to the company.

7.06     Proposal to Re-price Stock Options

         OPPOSE.

7.07     Submit Severance Agreement to Shareholder Vote

         Vote AGAINST shareholder proposal to submit severance agreements to shareholder vote.

7.08     Shareholder Proposal to Limit Executive Compensation

         VOTE WITH MANAGEMENT

7.09     Shareholder Proposal to Submit Executive Compensation to Shareholder
         Vote

         VOTE WITH MANAGEMENT

7.10     Treatment of Stock Option Awards:  Require Expensing of Stock Options
         Awards

         Until there is certainty on the required accounting treatment for expensing of stock options, consider shareholder proposals requiring that stock options be expensed on a CASE-BY-CASE basis. Factors we consider typically include the time period over which the options were granted, the methodology for valuing the options, and the impact on the company's balance sheet.

8.0      STATE OF INCORPORATION

8.01     Proposal to Change the Company's State of Incorporation

         Examine on a CASE-BY-CASE basis taking into account impact of state takeover statutes.

9.0      MERGERS AND RESTRUCTURING

9.01     Mergers and Acquisitions

         Votes on mergers and acquisitions should be considered on a case-by-case basis. Factors considered typically include: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

9.02     Corporate Restructuring

         Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

9.03     Spin-offs

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         Votes on spin-offs should be considered on a case-by-case basis.
         Factors considered typically include: tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

9.04     Asset Sales

         Votes on asset sales should be made on a case-by-case basis. Factors considered typically include: the impact on the balance sheet/working capital, value received for the asset, and potential elimination of non-economies of scale.

9.05     Liquidations

         Votes on liquidations should be made on a case-by-case basis. Factors considered typically include: management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

9.06     Appraisal Rights

         Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

9.07     Changing Corporate Name

         Vote WITH MANAGEMENT. We believe this to be an ordinary business matter to be determined by management.

9.08     Severance Agreements that are Operative in Event of Change of Control

         Review case-by-case, with consideration given to ISS
         "transfer-of-wealth" analysis (see footnote to section 7.04, above).

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                        RENAISSANCE INVESTMENT MANAGEMENT

                      Proxy Voting Policies and Procedures
                                  October 2004


                                     Policy

         Proxy voting is an important right of shareholders and reasonable care and diligence must be taken to ensure that such rights are properly and timely exercised. When Renaissance has discretion to vote the proxies of its clients, it is obligated to vote solely in the best interest of clients.

                                Voting Guidelines

         In the absence of specific voting guidelines from a client, Renaissance will vote proxies in the best interest of the client.

         The key objectives of the following policies and procedures recognize that an issuer's management is entrusted with the day-to-day operations and longer term strategic planning of that issuer, subject to the oversight of its board of directors. While "ordinary business matters" are primarily the responsibility of management and should be approved solely by the issuer's board of directors, these objectives also recognize that the shareholders must have final say over how management and directors are performing, and how shareholders' rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

         The following is a compilation of the most common and recurring proxy issues and guidelines stating the Firm's proxy voting policy and position, generally, on such issues. Each proxy is reviewed separately and considered on its merits. The Firm reserves the right to vote in whatever manner is in the best interest of the clients.

1.       Management Proposals

         A.   Election of Directors

              We generally support management recommendations for directors. But, we may oppose the management slate or individual directors if we believe the election of any director is not in the best interest of the shareholders.

         B.   Selection of Auditors

              We will support the selection of auditors we know to be competent, but may vote against any whose integrity or objectivity has come into question.

         C.   Classified Board

              We typically oppose classified boards because they reduce shareholders' ability to effect change.

         D.   Limiting Shareholders' Rights to Call Special Meetings

              We may support limitations on shareholders' rights to call special meetings, but we typically oppose the total elimination of such rights.

         E.   Limiting Shareholders' Right to Act by Written Consent

              We typically support reasonable limitations on the use of written consent, but typically oppose the total elimination of that right.

         F.   Increase in Authorized Common Stock

              We generally support the authorization of additional common stock if the company provides a detailed, satisfactory explanation of its plans for the stock in the proxy statement.

         G.   Blank Check Preferred Stock

              We generally support the creation of blank check preferred stock, or the authorization of additional shares, but may oppose such authorization if the company has authorized shares that are still unissued and has not made a case for the addition.

         H.   Supermajority Vote Requirements

              We typically oppose all supermajority voting requirements because they may be counter to the principle of majority rule.

         I.   Considering Non-Financial Effects of a Merger Proposal

              We generally oppose proposals that allow or require boards to consider the non-financial effects of a merger. As a fiduciary, it is our duty to vote in the best economic interest of the shareholders.

         J.   Director Liability and Indemnification

              We typically support efforts by the company to attract the best possible directors and officers and, therefore, generally support limiting liability.

         K.   Stock Option Plans

              Because of the complexity and the variance in company stock option plans, it is necessary to look at the terms, coverage, and possible dilution of the shareholders value in each plan and vote accordingly

         L.   Reincorporation

              We generally support reincorporation where there are valid business reasons for the move.

         M.   Mergers, Restructuring, Spin-offs

              Since these transactions involve a change in control of the company's assets, they must be decided on a case by case basis. We generally support management on these issues where there is a demonstrable chance for stock appreciation.

2.       Corporate Governance

         A.   Poison Pill Proposals

              Poison pill proposals will be decided on a case-by-case basis. We may support the adoption of a poison pill if management can make a case as to why it is needed and the terms of the proposal are in the best economic interests of the shareholders.

         B.   Confidential Voting

              We generally support confidential voting.

         C.   Anti-greenmail Proposals

              We generally support anti-greenmail proposals because greenmail discriminates against shareholders other than the greenmailer and may result in a decreased stock price.

         D.   Equal Access to the Proxy Material

              We typically support resolutions calling for equal access to company proxy materials, but our support will turn on the ability to screen out frivolous resolutions and to ensure that the proxy statement will remain of reasonable length for responsible consideration of shareholders.

         E.   Golden Parachutes

              We may support resolutions seeking shareholder approval of golden parachutes where a company has compensation packages that are unreasonably high.

         F.   Cumulative Voting

              We generally support cumulative voting.

3.       Social Responsibility Shareholder Proposals

         With respect to social issues, we believe that in the long run, a company's business and performance will suffer if it is unresponsive to shareholder attitudes and values. We will look at the impact of the proposal on share value when considering our vote. We generally will support management's position on these issues.

                             Proxy Voting Procedures

         In an effort to manage the process of information gathering and voting proxies, the Firm has outsourced proxy voting to Institutional Shareholder Services ("ISS"), a leading provider of proxy voting and corporate governance services. All issuer's proxy ballots are sent directly to ISS from the custodians. ISS researches the proxy issues and provides a voting recommendation based upon its own proxy-voting manual and guidelines utilized consistently among all clients (a summary of the ISS proxy voting manual may be obtained upon request), and administer voting each proxy. Renaissance accesses this information via the Internet and determines if the Firm agrees with the recommendations made by ISS. Ultimately, Renaissance maintains the right to determine the final vote.

         Renaissance portfolio managers will conduct a periodic review to ensure that ISS has voted all eligible clients' proxies according to the guidelines. In addition, account administrator will periodically verify that ISS has received all clients' proxies from the custodians.

                              Conflicts of Interest

               (1) The Firm is not presently aware of any material conflicts. However, should such conflicts arise, Renaissance will identify the conflicts that exist between the interests of Renaissance and its clients. This examination will include a review of the relationship of Renaissance and its affiliates with the issuer of each security (and any of the issuer's affiliates) to determine if the issuer is a client of Renaissance or an affiliate of Renaissance or has some other relationship with Renaissance or a client of Renaissance.

               (2) If a material conflict exists, Renaissance will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. Renaissance will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Firm will give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the advisory agreement reserves to the ERISA client the authority to vote proxies when Renaissance determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Renaissance will give the ERISA client the opportunity to vote the proxies themselves, or special ERISA proxy voting procedures must provide for a pre-determined voting policy that eliminates the discretion of Renaissance when voting proxies if such a conflict exists.

                                   Disclosure

Renaissance will provide to client with disclosure that clients may contact the Firm to obtain information on how Renaissance voted such client's proxies, and to request a copy of these Proxy Voting Policies and Procedures. If a client requests this information, the Firm will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how Renaissance voted the client's proxy.

A summary of these Proxy Voting Policies and Procedures will be offered to clients, and will be updated whenever these policies and procedures are updated. Renaissance will arrange for a copy of this summary to be offered to all existing clients either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

                                  Recordkeeping

         The Account Administrator will maintain files relating to Renaissance's proxy voting procedures in the office. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the office premises. Such records are maintained for the benefit of the Firm's clients and are available to clients upon request. Records of the following will be included in the files:

Copies of these Proxy Voting Policies and Procedures, and any amendments thereto.

A copy of any document Renaissance created that was material to making a decision how to vote proxies, or that memorializes that decision.

A copy of each written client request for information on how Renaissance voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how Renaissance voted its proxies.

As Renaissance has access to proxy statements and records of each vote cast via the ISS Proxymaster website on the Internet, Renaissance will not maintain paper copies of those records in the office.

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                        TURNER INVESTMENT PARTNERS, INC.
                        TURNER INVESTMENT MANAGEMENT, LLC
                         TURNER INVESTMENT ADVISORS, LLC

                       Proxy Voting Policy and Procedures

Turner Investment Partners, Inc., as well as its two investment advisory affiliates, Turner Investment Management, LLC and Turner Investment Advisors, LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner's care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner's duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voting Service (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner's client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a monthly basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders' rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company's securities for the client's benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies, please contact:

         Turner Investment Partners, Inc.
         1205 Westlakes Drive, Suite 100
         Berwyn, PA 19312

Recordkeeping:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.


Adopted:  This 1st day of July, 2003

                          BARCLAYS GLOBAL FUND ADVISORS
                       MASTER INVESTMENT PORTFOLIO ("MIP")
                              PROXY VOTING POLICIES

     The Trust of MIP (the "Trust") has adopted as its proxy voting policies the proxy voting guidelines of BGFA, the investment adviser to the Master Portfolios. The Trust has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by the Master Portfolios. Therefore, the remainder of this section discusses BGFA's proxy voting guidelines.

     BGFA votes (or refrains from voting) proxies for the Master Portfolios in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of the Master Portfolios. In some cases, BGFA may determine that it is in the best interests of the Master Portfolios to refrain from exercising the Master Portfolios' proxy voting rights (such as, for example, proxies on certain non-U.S. securities which might impose costly or time-consuming in-person voting requirements). BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the Master Portfolios. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Master Portfolios, the Master Portfolios' affiliates (if any), BGFA or BGFA's affiliates, or SEI or SEI's affiliates. When voting proxies, BGFA attempts to ensure that companies follow practices that advance their economic value and allow the market to place a proper value on their assets. With respect to certain specific issues:

     o BGFA generally supports management in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

     o BGFA generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Master Portfolio investing in such issuer; and

     o BGFA generally votes against anti-takeover proposals and proposals which would create additional barriers or costs to corporate transactions.

BGFA maintains institutional policies and procedures which are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Master Portfolios, the Master Portfolios' affiliates (if any), BGFA or BGFA's affiliates, or SEI or SEI's affiliates, from having any influence on BGFA's proxy voting activity. In this way, BGFA seeks to prevent conflicts of interest that might influence BGFA's independent business judgment on how to vote on specific proxy issues (or to refrain from voting). In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid the influence of a potential conflict of interest or as otherwise required by applicable law. Such independent fiduciary may either (i) vote such proxy, or (ii) provide BGFA with instructions as to how to vote such proxy. In the latter case, BGFA would vote the proxy in accordance with the independent fiduciary's instructions.

PART C

                              ATLAS INSURANCE TRUST

                      -------------------------------------
                                OTHER INFORMATION
                      -------------------------------------


                              ATLAS INSURANCE TRUST

                            PART C: OTHER INFORMATION


ITEM 23. EXHIBITS:

     (a)    1. Certificate of Trust (2).
            2. Amended Declaration of Trust, dated August 20, 2004, filed herein as Exhibit (a)(2).
     (b) Restated By-laws of Registrant, dated August 20, 2004, filed herein as Exhibit (b).
     (c)    Not Applicable.
     (d) Form of Investment Management Agreement between Atlas Advisers, Inc. and Registrant(1).
     (e) Form of Principal Underwriting Agreement between Atlas Securities, Inc. and Registrant (1).
     (f)    Not Applicable.
     (g) Form of Custodian Agreement between Investors Bank and Trust Company and Registrant (2).
     (h) 1. Transfer Agency Services Agreement between PFPC Inc. and Atlas Insurance Trust, dated December 18, 2003, filed herein as
               Exhibit (h)(1).
            2. Form of Participation Agreement between PFL Life Insurance
               Company and Registrant (2).
            3. Form of Administrative Services Agreement (2).
            4. Defense and Indemnification Agreement between Golden West
               Financial Corporation and Barbara A. Bond (4).
            5. Defense and Indemnification Agreement between Golden West
               Financial Corporation and Daniel L. Rubinfeld (4).
            6. Defense and Indemnification Agreement between Golden West
               Financial Corporation and David J. Teece (4).
            7. Form of Defense and Indemnification Agreement between Golden West
               Financial Corporation and Jerome Alan Gitt dated November 19, 2004 (5).
            8. Expense Limitation Agreement among the Atlas Funds, Atlas
               Insurance Trust, and Atlas Advisers dated April 1, 2005, filed herein as Exhibit (h)(8).
     (i)(1) Opinion of Counsel (2).
     (i)(2) Consent of Counsel, filed herein as Exhibit (i)(2).
     (j)    Consent of Independent Auditors, filed herein as Exhibit (j).
     (k)    Not Applicable.
     (l)    Letter of Understanding Relating to Initial Shares (2).
     (m)    Not Applicable.
     (n)    Not Applicable.
     (o)    Not Applicable.
     (p) Code of Ethics of Atlas Funds, Atlas Insurance Trust, Atlas Advisers, Inc. and Atlas Securities, Inc. as Amended and Restated November 19, 2004, filed herein as Exhibit (p).
     (q)(1) Power of Attorney (3).
        (2) Power of Attorney for Jerome A. Gitt (5).

        (1) Incorporated herein by reference to the Registrant's initial Registration Statement filed on January 31, 1997.
        (2) Incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 1 to the Registration Statement filed on
            August 1, 1997.
        (3) Incorporated herein by reference to the Registrant's Post-Effective Amendment No. 6 to the Registration Statement filed on
            April 30, 2002.
        (4) Incorporated herein by reference to the Registrant's Post-Effective Amendment No. 8 to the Registration Statement filed on
            April 29, 2004.
        (5) Incorporated herein by reference to the Registrant's Post-Effective Amendment No. 9 to the Registration Statement filed on
            March 1, 2005.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

As of March 31, 2005, Transamerica Life Insurance Company, 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499-1306, an Iowa corporation and the issuer of the Atlas Portfolio Builder variable annuity contracts, owned of record an aggregate of approximately 99.25% of the outstanding shares of the Portfolio. As of that date, Golden West Financial Corporation, 1901 Harrison Street, Oakland, CA 94612, a Delaware corporation and sole shareholder of the Adviser and the Distributor, owned beneficially and of record an aggregate of approximately 0.75% of the outstanding shares of the Portfolio, and none of the officers and trustees owned any of the shares of the Portfolio.


ITEM 25. INDEMNIFICATION

Article V of Registrant's Declaration of Trust, incorporated herein by reference, provides for the indemnification of Registrant's trustees, officers, employees and agents against liabilities incurred by them in connection with the defense or disposition of any action or proceeding in which they may be involved or with which they may be threatened, while in office or thereafter, by reason of being or having been in such office, except with respect to matters as to which it has been determined that they acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in said Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Series of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

To the extent permitted by the 1940 Act and Delaware law, the non-interested Trustees may also be indemnified by the Trust with respect to errors and omissions.

In order to save the Trust the premium expenses associated with obtaining a directors and officers errors and omissions insurance policy, Golden West Financial Corporation has executed a Defense and Indemnification Agreement with each of the Trustees, filed as Exhibits (h)(4),(h)(5), (h)(6) and (h)(7) to this Registration Statement. Pursuant to the Agreement, Golden West Financial Corporation will defend and indemnify the Trustees with respect to any proceeding to which they are parties or threatened to be made parties, subject to certain limitations. Golden West Financial Corporation is the parent of the Adviser and Distributor of the Registrant.

To the extent permitted by the 1940 Act, the non-interested Directors may be indemnified by the Company with respect to errors and omissions. To the extent not so permitted, Golden West Financial Corporation may so indemnify the non-interested Directors to the extent permitted by Delaware law.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

INVESTMENT ADVISER--ATLAS ADVISERS, INC.

See the material following the captions "Management of the Trust" and "Investment Management and Other Services" appearing as a portion of Part B hereof.


ITEM 27. PRINCIPAL UNDERWRITERS

     (a) Registrant's principal underwriter also acts as the principal underwriter for Atlas Funds, 794 Davis Street, San Leandro, California 94577.

     (b) Directors and officers of Atlas Securities, Inc., principal underwriter of the Registrant:


------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL PLACE OF BUSINESS  POSITIONS AND OFFICES WITH       POSITIONS AND OFFICES WITH
                                      UNDERWRITER                      REGISTRANT
------------------------------------------------------------------------------------------------------
Marion O. Sandler                     Chairman                         Chairman
1901 Harrison Street
Oakland, CA  94612
------------------------------------------------------------------------------------------------------
W. Lawrence Key                       President and Chief Operating    President and Chief Operating
794 Davis Street                      Officer                          Officer
San Leandro, CA 94577
------------------------------------------------------------------------------------------------------
Matthew L. Sadler                     Senior Vice President            Senior Vice President
794 Davis Street
San Leandro, CA 94577
------------------------------------------------------------------------------------------------------
Mary Jane Fross                       Vice President and               N/A
794 Davis Street                      Treasurer/Controller
San Leandro, CA 94577
------------------------------------------------------------------------------------------------------
Lezlie A. Iannone                     Senior Vice President and        Senior Vice President and
794 Davis Street                      Secretary                        Secretary
San Leandro, CA 94577
------------------------------------------------------------------------------------------------------
Horace Marks                          Vice President and Chief         N/A
794 Davis Street                      Compliance Officer
San Leandro, CA 94577
------------------------------------------------------------------------------------------------------

     (c) None.


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and held in the offices of the Trust Custodian, Investors Bank and Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02116, Atlas Securities, Inc. 794 Davis Street, San Leandro, CA 94577 and Atlas Advisers, Inc. 794 Davis Street, San Leandro, CA 94577.

ITEM 29. MANAGEMENT SERVICES

None.


ITEM 30. UNDERTAKINGS

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to its Registration Statement in Rule 485(b) under the Securities Act of 1933 and it has duly caused this post-effective amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of San Leandro, and the State of California, on April 29, 2005.


                             Atlas Insurance Trust
                             (Registrant)

                             By: /s/ W. Lawrence Key
                             ----------------------------------
                             W. Lawrence Key
                             President, Chief Operating Officer


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


Marion O. Sandler*                  Chairman                     April 29, 2005
--------------------------
Marion O. Sandler


Gene A. Johnson*                    Treasurer                    April 29, 2005
--------------------------
Gene A. Johnson


Russell W. Kettell*                 Trustee                      April 29, 2005
--------------------------
Russell W. Kettell


Barbara A. Bond*                    Trustee                      April 29, 2005
--------------------------
Barbara A. Bond


Jerome A. Gitt*                     Trustee                      April 29, 2005
--------------------------
Jerome A. Gitt


Daniel L. Rubinfeld*                Trustee                      April 29, 2005
--------------------------
Daniel L. Rubinfeld


David J. Teece*                     Trustee                      April 29, 2005
--------------------------
David J. Teece


*By: /s/ W. Lawrence Key
     --------------------------
     W. Lawrence Key
     Attorney-in-Fact
    *Pursuant to Powers of Attorney dated June 23, 2003 and March 1, 2005.

                                  EXHIBIT INDEX


EXHIBIT
NUMBER       ITEM
--------     -----

(a)(2)       Amended Declaration of Trust of Atlas Insurance Trust, dated
             August 20, 2004

(b)          Restated By-Laws of Registrant, dated August 20, 2004

(h)(1)       Transfer Agency Service Agreement between PFPC Inc. and Atlas
             Insurance Trust, dated December 18, 2003

(h)(8)       Expense Limitation Agreement among Atlas Funds, Atlas
             Insurance Trust and Atlas Advisers dated April 1, 2005

(i)(2)       Consent of Counsel

(j)          Consent of Independent Auditors

(p)          Code of Ethics of Atlas Funds, Atlas Insurance Trust, Atlas
             Advisers, Inc. and Atlas Securities, Inc. as Amended and Restated
             November 19, 2004